                                                                     EXHIBIT 4A1


================================================================================



                             FORTUNE BRANDS, INC.

                                      and

                           THE CHASE MANHATTAN BANK,
                                    Trustee


                         ____________________________



                                   INDENTURE

                          Dated as of  April 15, 1999



                         ____________________________



                                Debt Securities




================================================================================

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Parties.................................................................................................1

Recitals................................................................................................1

ARTICLE ONE.............................................................................................1

Definitions and Other Provisions of General Application.................................................1

     Section 1.01.  Definitions.........................................................................1
                    "this Indenture", "Articles" and "Sections" ........................................1
                    "Act" ..............................................................................2
                    "Affiliate" ........................................................................2
                    "Authorized Newspaper" .............................................................2
                    "Bearer Security" ..................................................................2
                    "Board of Directors" ...............................................................3
                    "Board Resolution" .................................................................3
                    "Business Day" .....................................................................3
                    "CEDEL" ............................................................................3
                    "Commission" .......................................................................3
                    "Common Depositary" ................................................................3
                    "Common Stock" .....................................................................3
                    "Company" ..........................................................................3
                    "Company Request", "Company Order" and "Company Consent" ...........................4
                    "Consolidated Net Tangible Assets" .................................................4

Conversion Agent\.......................................................................................4
----------------
                    "Coupon" ...........................................................................4
                    "Defaulted interest" ...............................................................4
                    "Depositary" .......................................................................4
                    "Dollars", "$", "U.S. Dollars" and "U.S.$" .........................................4
                    "Euro-clear" .......................................................................4
                    "European Communities" .............................................................4
                    "Event of Default" .................................................................5
                    "Exchange Date" ....................................................................5
                    "Foreign Currency" .................................................................5
                    "Funded Debt" ......................................................................5
                    "generally accepted accounting principles" .........................................5


                    "Global Security" ..................................................................5
                    "Government Obligations" ...........................................................5
                    "Holder" or "Securityholder" .......................................................6
                    "Independent" ......................................................................6
                    "interest" .........................................................................6
                    "Interest Payment Date" ............................................................6
                    "mandatory sinking fund payment" ...................................................6
                    "Maturity" .........................................................................6
                    "mortgage" .........................................................................6
                    "Officers' Certificate" ............................................................7
                    "Opinion of Counsel" ...............................................................7
                    "optional sinking fund payment" ....................................................7
                    "Original Issue Discount Security" .................................................7
                    "Outstanding" ......................................................................7
                    "Paying Agent" .....................................................................8
                    "Permanent Global Security" ........................................................8
                    "Person" ...........................................................................8
                    "Place of Payment" .................................................................8
                    "Predecessor Securities" ...........................................................8
                    "Qualified Account Holder" .........................................................9
                    "Redemption Date" ..................................................................9
                    "Redemption Price" .................................................................9
                    "Registered Security" ..............................................................9
                    "Regular Record Date" ..............................................................9
                    "Responsible Officer" ..............................................................9
                    "Restricted Subsidiary" ............................................................9
                    "Secured Debt" ....................................................................10
                    "Security" or "Securities" ........................................................10
                    "Security Register" and "Security Registrar" ......................................10
                    "Special Record Date" .............................................................10
                    "Stated Maturity" .................................................................11
                    "Subsidiary" ......................................................................11
                    "Temporary Global Security" .......................................................11
                    "Trustee" .........................................................................11
                    "Trust Indenture Act" or "TIA" ....................................................11
                    "United States" ...................................................................11
                    "Value" ...........................................................................11
                    "Yield to Maturity" ...............................................................11
     Section 1.02.  Compliance Certificates and Opinions...............................................12
     Section 1.03.  Form of Documents Delivered to Trustee.............................................12


     Section 1.04.  Acts of Securityholders............................................................13
     Section 1.05.  Notices, etc., to Trustee and Company..............................................15
     Section 1.06.  Notices to Securityholders; Waiver.................................................15
     Section 1.07.  Conflict with Trust Indenture Act..................................................16
     Section 1.08.  Effect of Headings and Table of Contents...........................................16
     Section 1.09.  Successors and Assigns.............................................................16
     Section 1.10.  Separability Clause................................................................16
     Section 1.11.  Benefits of Indenture..............................................................17
     Section 1.12.  Governing Law......................................................................17
     Section 1.13.  Payments Due on Non-Business Days..................................................17

ARTICLE TWO............................................................................................17

Forms of Securities....................................................................................17

     Section 2.01.  Forms Generally....................................................................17
     Section 2.02.  Form of Trustee's Certificate of Authentication....................................18
     Section 2.03.  Global Securities..................................................................19

ARTICLE THREE..........................................................................................19

The Securities.........................................................................................19

     Section 3.01.  Amount Unlimited; Issuable in Series...............................................19
     Section 3.02.  Denominations......................................................................23
     Section 3.03.  Execution, Authentication, Delivery and Dating.....................................23
     Section 3.04.  Temporary Securities; Exchange of Temporary Global Securities......................26
     Section 3.05.  Registration, Registration of Transfer and Exchange................................30
     Section 3.06.  Mutilated, Destroyed, Lost and Stolen Securities and Coupons.......................35
     Section 3.07.  Payment of Interest; Interest Rights Preserved.....................................36
     Section 3.08.  Persons Deemed Owners..............................................................38
     Section 3.09.  Cancellation.......................................................................39

ARTICLE FOUR...........................................................................................40

Satisfaction and Discharge.............................................................................40

     Section 4.01.  Satisfaction and Discharge of Indenture............................................40
     Section 4.02.  Application of Trust Money.........................................................42
     Section 4.03.  Defeasance and Discharge of Securities of any Series...............................43


ARTICLE FIVE..........................................................................................45

Remedies..............................................................................................45

     Section 5.01.  Events of Default.................................................................45
     Section 5.02.  Acceleration of Maturity; Rescission and Annulment................................46
     Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee...................48
     Section 5.04.  Trustee May File Proofs of Claim..................................................49
     Section 5.05.  Trustee May Enforce Claims Without Possession of Securities.......................50
     Section 5.06.  Application of Money Collected....................................................50
     Section 5.07.  Limitation on Suits...............................................................51
     Section 5.08.  Unconditional Right of Securityholders to Receive Principal, Premium and
                        Interest and to Convert Securities............................................52
     Section 5.09.  Restoration of Rights and Remedies................................................52
     Section 5.10.  Rights and Remedies Cumulative....................................................52
     Section 5.11.  Delay or Omission Not Waiver......................................................52
     Section 5.12.  Control by Securityholders........................................................53
     Section 5.13.  Waiver of Past Defaults...........................................................53
     Section 5.14.  Undertaking for Costs.............................................................54
     Section 5.15.  Waiver of Stay or Extension Laws..................................................54
     Section 5.16.  Judgment Currency.................................................................54

ARTICLE SIX...........................................................................................55

The Trustee...........................................................................................55

     Section 6.01.  Certain Duties and Responsibilities...............................................55
     Section 6.02.  Notice of Default.................................................................56
     Section 6.03.  Certain Rights of Trustee.........................................................57
     Section 6.04.  Not Responsible for Recitals or Issuance of Securities............................58
     Section 6.05.  May Hold Securities...............................................................58
     Section 6.06.  Money Held in Trust...............................................................59
     Section 6.07.  Compensation and Reimbursement....................................................59
     Section 6.08.  Disqualification; Conflicting Interests...........................................60
     Section 6.09.  Corporate Trustee Required; Eligibility...........................................60
     Section 6.10.  Resignation and Removal; Appointment of Successor.................................60
     Section 6.11.  Acceptance of Appointment by Successor............................................62
     Section 6.12.  Merger, Conversion, Consolidation or Succession to Business of Trustee............63


     Section 6.13.  Preferential Collection of Claims Against Company...............................63

ARTICLE SEVEN.......................................................................................64

Securityholders' Lists and Reports by Trustee and Company...........................................64

     Section 7.01.  Company to Furnish Trustee Names and Addresses of Securityholders...............64
     Section 7.02.  Preservation of Information; Communications to Securityholders..................64
     Section 7.03.  Reports by Trustee..............................................................66
     Section 7.04.  Reports by Company..............................................................66

ARTICLE EIGHT.......................................................................................67

Consolidation, Merger, Conveyance or Transfer.......................................................67

     Section 8.01.  Company May Consolidate, etc., Only on Certain Terms............................67
     Section 8.02.  Successor Corporation Substituted...............................................68
     Section 8.03.  Securities to be Secured in Certain Events......................................68

ARTICLE NINE........................................................................................69

Supplemental Indentures.............................................................................69

     Section 9.01.  Supplemental Indentures Without Consent of Securityholders......................69
     Section 9.02.  Supplemental Indentures With Consent of Securityholders.........................71
     Section 9.03.  Execution of Supplemental Indentures............................................72
     Section 9.04.  Effect of Supplemental Indentures...............................................72
     Section 9.05.  Conformity with Trust Indenture Act.............................................72
     Section 9.06.  Reference in Securities to Supplemental Indentures..............................73

ARTICLE TEN.........................................................................................73

Covenants...........................................................................................73

     Section 10.01.  Payment of Principal, Premium and Interest.....................................73
     Section 10.02.  Maintenance of Office or Agency................................................73
     Section 10.03.  Money for Securities Payments to be Held in Trust..............................76
     Section 10.04.  Statement as to Compliance.....................................................77
     Section 10.05.  Restrictions on Borrowing by Restricted Subsidiaries...........................78
     Section 10.06.  Restrictions on Secured Debt...................................................78
     Section 10.07.  Restrictions on Sale and Lease Back Transactions...............................80
     Section 10.08.  Restrictions on Transfers of Property..........................................81


     Section 10.09.  Assumption of Obligations in Connection with Mergers and Acquisitions..........81
     Section 10.10.  Defeasance of Certain Obligations..............................................82
     Section 10.11.  Additional Amounts.............................................................83

ARTICLE ELEVEN......................................................................................85

Redemption of Securities............................................................................85

     Section 11.01.  Applicability of Article.......................................................85
     Section 11.02.  Election to Redeem; Notice to Trustee..........................................85
     Section 11.03.  Selection by Trustee of Securities to be Redeemed..............................85
     Section 11.04.  Notice of Redemption...........................................................86
     Section 11.05.  Deposit of Redemption Price....................................................86
     Section 11.06.  Securities Payable on Redemption Date..........................................87
     Section 11.07.  Securities Redeemed in Part....................................................88

ARTICLE TWELVE......................................................................................89

Sinking Funds.......................................................................................89

     Section 12.01.  Applicability of Article.......................................................89
     Section 12.02.  Satisfaction of Sinking Fund Payments with Securities..........................89
     Section 12.03.  Redemption of Securities for Sinking Fund......................................89

ARTICLE THIRTEEN....................................................................................90

Meetings of Holders of Securities...................................................................90

      Section 13.01.  Purposes for Which Meetings May Be Called.....................................90
      Section 13.02.  Call, Notice and Place of Meetings............................................90
      Section 13.03.  Persons Entitled to Vote at Meetings..........................................91
      Section 13.04.  Quorum; Action....................................................................91
      Section 13.05.  Determination of Voting Rights; Conduct and Adjournment of Meetings...............92
      Section 13.06.  Counting Votes and Recording Action of Meetings...................................93

ARTICLE FOURTEEN........................................................................................94

Immunity of Incorporators, Stockholders, Officers and Directors.........................................94

      Section 14.01.  Exemption from Individual Liability...............................................94


ARTICLE FIFTEEN.........................................................................................95

Conversion..............................................................................................95

      Section 15.01.  Conversion of Securities..........................................................95

   TABLE SHOWING REFLECTION IN THE INDENTURE OF CERTAIN PROVISIONS OF TRUST
                           INDENTURE ACT OF 1939* *



TIA                                                    Section                           Page
---------------------------------------------------    -----------------------------     ----
ss.310(a)(1).......................................    6.09.........................       60
(a)(2).............................................    6.09.........................       60
(a)(3).............................................    Not Applicable
(a)(4).............................................    Not Applicable
(b)................................................    6.08.........................       60
ss. 311(a).........................................    6.13.........................       63
(b)................................................    6.13.........................       63
(b)(2).............................................    6.13.........................       63
ss. 312(a).........................................    7.01.........................       64
                                                       7.02(a)......................       64
(b)................................................    7.02(b)......................       64
(c)................................................    7.02(c)......................       64
ss. 313(a).........................................    7.03.........................       66
(b)................................................    7.03.........................       66
(c)................................................    7.03.........................       66
(d)................................................    7.03.........................       66
ss. 314(a).........................................    7.04.........................       66
(b)................................................    Not Applicable
(c)(1).............................................    1.02.........................       12
(c)(2).............................................    1.02.........................       12
(c)(3).............................................    Not Applicable
(d)................................................    Not Applicable
(e)................................................    1.02.........................       12



______________________________

* This table is not part of the Indenture

                        TABLE SHOWING REFLECTION OF TIA


TIA                                                    Section                           Page
---------------------------------------------------    ----------------------------      ----
ss. 315(a).........................................    6.01(a)......................       55
                                                       6.01(c)......................       55
(b)................................................    6.02.........................       56
                                                       7.03.........................       66
(c)................................................    6.01(b)......................       55
(d)................................................    6.01.........................       55
(d)(1).............................................    6.01(a)......................       55
(d)(2).............................................    6.01(c)(2)...................       55
(d)(3).............................................    6.01(c)(3)...................       55
(e)................................................    5.14.........................       54
ss. 316(a).........................................   1.01.........................         1
(a)(1)(A)..........................................    5.02.........................       46
                                                       5.12.........................       53
(a)(1)(B)..........................................    5.13.........................       53
(a)(2).............................................    Not Applicable
(b)................................................    5.08.........................       52
ss. 317(a)(1)......................................    5.03.........................       48
(a)(2).............................................    5.04.........................       49
(b)................................................    10.03........................       76
ss. 318(a).........................................    1.07.........................       16

          INDENTURE dated as of April 15, 1999 between FORTUNE BRANDS, INC., a Delaware corporation (hereinafter called the "Company") having its principal office at 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870, and THE CHASE MANHATTAN BANK, a New York banking corporation (hereinafter called the "Trustee") having its principal corporate trust office in the Borough of Manhattan, The City of New York.

          WHEREAS, the Company has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (hereinafter called the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
            -------------------------------------------------------

          SECTION 1.01.  Definitions.
                         -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the forms and terms of particular series of Securities established as contemplated hereunder;

          (2) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein",

     "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (3) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

          (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

          "Act" when  used with respect to any Securityholder has the meaning
           ---
specified in Section 1.04.
             ------------

          "Affiliate"  of any specified Person means any other Person directly
           ---------
or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Newspaper", when used with respect to Securities of any
           --------------------
series, means a newspaper (which will be, if practicable, The Wall Street
                                                          ---------------
Journal (Eastern Edition), the Financial Times (London Edition) and the
-------                        ---------------
Luxemburger Wort in the case of, respectively, The City of New York, London and
----------------
Luxembourg) of general circulation published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week (i) in the place specified pursuant to the provisions hereof or (ii) if no place is so specified, in The City of New York and in London and, so long as the Securities of such series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and the Luxembourg Stock Exchange or such other stock exchange so requires, in Luxembourg or in any city required by such other stock exchange (or, if it shall be impracticable in the opinion of the Trustee to make such publication in Luxembourg or such other city, elsewhere in Europe).

          "Bearer Security"  means any Security that is not a Registered
           ---------------
Security.

          "Board of Directors"  means the Board of Directors of the Company, the
           ------------------
Executive Committee of such Board of Directors or any other committee of such Board of Directors duly authorized to act for it hereunder.

          "Board Resolution"  means a copy of a resolution delivered to the
           ----------------
Trustee and certified by the Secretary or an Assistant Secretary of the Company as having been duly adopted by the Board of Directors of the Company, or by the Secretary or an Assistant Secretary of the Company or the Secretary of the Executive Committee of such Board of Directors as having been duly adopted by such Executive Committee, or by the Secretary or an Assistant Secretary of the Company or the Secretary of any other committee of such Board of Directors duly authorized to act for it hereunder as having been duly adopted by such other committee.

          "Business Day" , when used with respect to the Securities of any
           ------------
series, has the meaning specified with respect to the Securities of such series as contemplated by Section 3.01; except that, if no such meaning is so
                   ------------
specified, (i) when used with respect to any of the Places of Payment as to any Security of such series or with respect to any payment in respect of such Security, means a day that in each of the Places of Payment as to such Security is neither a Saturday or Sunday nor a day on which banking institutions are authorized or required by law or regulation to remain closed and (ii) otherwise means a day that in the place where any specified act pursuant to this Indenture is to occur is neither a Saturday or Sunday nor a day on which banking institutions are authorized or required by law or regulation to remain closed.

          "CEDEL"  means Centrale de Livraison de Valeurs Mobilieres S.A., or
           -----
its successor

          "Commission"  means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Depositary"  has the meaning set forth in Section 3.04(b).
           -----------------                                ---------------

          "Common Stock"  means the Common Stock of the Company.
           ------------

          "Company"  means the corporation named as the "Company" in the first
           -------
paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request", "Company Order" and "Company Consent"   mean,
           ---------------    -------------       ---------------
respectively, a written request, order or consent signed in the name of the Company by the Chairman of the Board, any Vice Chairman, the President, the principal financial officer, the general counsel, a Vice President, the Treasurer or an Assistant Treasurer of the Company, and by the principal accounting officer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Consolidated Net Tangible Assets"  means the excess over current
           --------------------------------
liabilities of all assets as determined by the Company and set forth in a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles as of a date within 90 days of the date of such determination, after deducting goodwill, trademarks, patents, other like intangibles and the minority interest of others.

          "Conversion Agent"  has the meaning set forth in Section 15.01(b).
           ----------------                                ----------------

          "Coupon"  means any interest coupon appertaining to a Security.
           ------

          "Defaulted Interest"  has the meaning set forth in Section 3.07.
           ------------------                                ------------

          "Depositary"  means, with respect to the Securities of any series
           ----------
issuable or issued in the form of a Global Security, the Person designated pursuant to Section 3.01(19) as the Common Depositary or other depositary with
            ---------------
respect to any Securities of such series until a successor person shall have become such as provided pursuant to Section 3.01(19) of the Indenture, and
                                    ---------------
thereafter 'Depositary' shall mean or include each Person which is then a Depositary hereunder with respect to any Securities of such series. If at any time there is more than one such Person which is then a Depositary with respect to the Securities of any series, "Depositary" as used with respect to any Securities of such series shall mean each Person which is then a Depositary with respect to such Securities.

          "Dollars", "$", "U.S. Dollars" and "U.S.$"  mean the coin or currency
           -------    -    ------------       -----
of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "Euro-clear"  means Morgan Guaranty Trust Company of New York,
           ----------
Brussels office, as operator of the Euro-clear System, or any successor to Morgan Guaranty Trust Company of New York, Brussels office, as operator thereof.

          "European Communities"  means the European Economic Community, the
           --------------------
European Coal and Steel Community and the European Atomic Energy Community.

          "Event of Default"  has the meaning specified in Article Five.
           ----------------                                ------------

          "Exchange Date"  has the meaning set forth in Section 3.04(b).
           -------------                                ---------------

          "Foreign Currency"  means a currency other than Dollars or a composite
           ----------------
currency (including, without limitation, the European Currency Unit, as defined and revised from time to time by the Council of European Communities).

          "Funded Debt"  of any corporation means (i) all indebtedness for money
           -----------
borrowed which by its terms matures more than 12 months from the creation, extension or renewal thereof or which is extendible or renewable at the option of the obligor on such indebtedness to a time more than 12 months after its creation, extension or renewal and (ii) all guarantees, direct or indirect, of such indebtedness of others or of dividends; provided, however, that Funded Debt
                                             --------  -------
shall not include endorsements of negotiable instruments for collection, deposit or negotiation and guarantees by the Company or a Restricted Subsidiary arising in connection with the sale, discount, guarantee or pledge of notes, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers, of merchandise, equipment or services. The Company or a Restricted Subsidiary shall be deemed to have assumed any Funded Debt secured by any mortgage upon any of its property or assets whether or not it has actually done so.

          "generally accepted accounting principles"  with respect to any
           ----------------------------------------
computation required or permitted hereunder means such accounting principles which are generally accepted at the date or time of such computation.

          "Global Security"  means, with respect to any series of Securities
           ---------------
issued hereunder, a Security, which may be a Registered Security or a Bearer Security, executed by the Company and authenticated and delivered by the Trustee pursuant to Section 3.03, which shall represent, and shall be denominated in an
            ------------
amount equal to the aggregate principal amount of, all of the outstanding Securities of such series or a portion thereof having the same terms, including, without limitation, the same date or dates on which principal is due, the same interest rate or method of determining interest and, in the case of Original Issue Discount Securities, the same issue price (except that such outstanding Securities of such series or portion thereof need not have the same issue date), and which shall be a Temporary Global Security or a Permanent Global Security.

          "Government Obligations"  means obligations which are (i) direct
           ----------------------
obligations of the sovereign government in the currency of which Securities of the relevant series are payable or (ii) obligations of any Person controlled or supervised by and acting as an instrumentality of such sovereign government the payment of which is unconditionally guaranteed by such sovereign government, and which, in the case of either (i) or (ii), are full faith and credit obligations of such sovereign government, are payable in such currency and are not, by their terms, callable or redeemable.

          "Holder" or "Securityholder" , when used with respect to any Security
           ------      --------------
(including a Global Security), means, in the case of a Registered Security, the Person in whose name such Security is registered on the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any Coupon, means the bearer thereof.

          "Independent"  when used with respect to any specified Person means
           -----------
such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "interest", when used with respect to non-interest bearing
           --------
Securities, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security,
           ---------------------
means the Stated Maturity of an installment of interest on such Security.

          "mandatory sinking fund payment"  has the meaning set forth in Section
           ------------------------------                                -------
12.01.
-----

          "Maturity"  when used with respect to any Security, means the date on
           --------
which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

          "mortgage"  means any mortgage, pledge or security interest.
           --------

          "Officers' Certificate"  means a certificate signed by the Chairman of
           ---------------------
the Board, any Vice Chairman, the President, the principal financial officer, the general counsel, a Vice President, the Treasurer or an Assistant Treasurer of the Company, and by the principal accounting officer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel"  means a written opinion of counsel, who may
           ------------------
(except as otherwise expressly provided in this Indenture) be counsel for the Company and who shall be acceptable to the Trustee.

          "optional sinking fund payment"  has the meaning set forth in Section
           -----------------------------                                -------
12.01.
-----

          "Original Issue Discount Security"  means any Security that provides
           --------------------------------
for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.
                                                                  ------------

          "Outstanding", when used with respect to the Securities of any
           -----------
series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:
                                                              ------

          (i) Securities of such series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities of such series for whose payment or redemption money in the necessary amount and in the required currency or composite currency has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities, provided that, if such Securities
                                               --------
     are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities of such series which have been paid pursuant to
     Section 3.06 or in exchange for or in lieu of which other Securities of the
     ------------
     same series have been authenticated and delivered pursuant to this Indenture other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (b) the principal amount of a Security
                    ------------
denominated in a Foreign Currency or Currencies that shall be deemed to be Outstanding for such purposes shall be the U.S. Dollar equivalent of the principal amount (or, in the case such a Security which is an Original Issue Discount Security, the principal amount deemed to be Outstanding pursuant to clause (a) of this proviso) of such Security (or, as the case may be, any Predecessor Security) determined upon original issuance thereof as provided pursuant to Section 3.01(3) with respect to the Securities of such series and
            --------------
(c) Securities of such series owned by the Company or any other obligor upon such Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities of such series which the Trustee knows to be so owned shall be so disregarded. Securities of such series so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon such Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent"  means any Person authorized by the Company to pay the
           ------------
principal of (or premium, if any) or interest, if any, on Securities of any series on behalf of the Company.

          "Permanent Global Security"  shall mean a permanent Global Security
           -------------------------
representing Securities of a series or a portion thereof.

          "Person"  means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" , when used with respect to Securities of any
           ----------------
series and the Coupons, if any, appertaining thereto, means the place or places established as such with respect to the Securities of such series pursuant to
Section 3.01.
------------

          "Predecessor Securities"  of any particular Security means every
           ----------------------
previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost,
                                           ------------
destroyed or stolen Security or a Security to which a lost, stolen or destroyed Coupon appertains shall be deemed to evidence the same debt as the lost, destroyed or stolen Security or the Security to which the lost, stolen or destroyed Coupon appertains, as the case may be.

          "Qualified Account Holder"  means any Person which is shown in the
           ------------------------
records of Euro-clear or CEDEL as being entitled to Securities represented by all or any portion of a Temporary Global Security.

          "Redemption Date"  when used with respect to any Security to be
           ---------------
redeemed means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be
           ----------------
redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security"  means any Security registered on the Security
           -------------------
Register.

          "Regular Record Date"  for the interest payable on any Interest
           -------------------
Payment Date on the Registered Securities of any series means the date specified as provided in Section 3.01.
               ------------

          "Responsible Officer"  when used with respect to the Trustee means the
           -------------------
Chairman or Vice Chairman of the board of directors, the Chairman or Vice Chairman of the executive committee of the board of directors, the Chairman of the trust committee, the President, any Vice President (however titled), the Secretary, any Assistant Secretary or any Trust Officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary"  means any Subsidiary other than (i) each
           ---------------------
Subsidiary organized and existing under laws other than the laws of the United States or a state thereof, (ii) each Subsidiary substantially all of the physical properties of which are located, or substantially all of the business of which is carried on, outside of the United States, (iii) each Subsidiary the primary business of which consists of finance, banking, credit, leasing, insurance, financial services, or similar operations or any combination thereof,
(iv) each Subsidiary the primary business of which consists of the ownership, construction, management, operation, sale or leasing of real property or improvements thereon, or similar operations or any combination thereof, (v) each Subsidiary the primary business of which consists of the exploration for, or the extraction, production, transporting, or marketing of, petroleum or gas or other extracted substances, or similar operations or any combination thereof, (vi) each Subsidiary the primary business of which consists of the ownership or operation of one or more transportation businesses or facilities or equipment related thereto or similar operations or any combination thereof, (vii) each Subsidiary the primary business of which consists of obtaining funds with which to make investments outside of the United States, (viii) each Subsidiary substantially all of the assets of which consist of the ownership directly or indirectly of the capital stock of one or more Subsidiaries covered by the preceding clauses (i) through
(vii), (ix) each Subsidiary which the Company or any Subsidiary is, by the terms of the final order of any court of competent jurisdiction from which no further appeal may be taken, required to dispose of and which shall by Board Resolution be determined not to be a Restricted Subsidiary, effective as of the date specified in such resolution and (x) any corporation a majority of the voting shares of which shall at the time be owned directly or indirectly by one or more corporations specified in the preceding clauses (i) through (ix); provided,
                                                                  --------
however, that the Board of Directors may by Board Resolution declare any such
-------
Subsidiary to be a Restricted Subsidiary, effective as of the date such resolution is adopted.

          "Secured Debt"  means indebtedness for money borrowed if such
           ------------
indebtedness is secured by a mortgage upon any assets of the Company or a Restricted Subsidiary, including in such assets, without limitation, shares of stock or indebtedness of any Restricted Subsidiary owned by the Company or another Restricted Subsidiary. Indebtedness secured by mortgages on property existing at the time it is acquired and mortgages securing any part of the purchase price of property purchased, constructed or improved shall be deemed to be indebtedness for money borrowed. The Company or a Restricted Subsidiary shall be deemed to have assumed any indebtedness secured by any mortgage upon any of its property or assets whether or not it has actually done so.

          "Security" or "Securities"   has the meaning stated in the first
           --------      ----------
recital of this Indenture and more particularly any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar"   have the respective
           -----------------       ------------------
meanings specified in Section 3.05.
                      ------------

          "Special Record Date"  for the payment of any Defaulted Interest on
           -------------------
the Registered Securities of any series means the date fixed by the Trustee pursuant to Section 3.07.
            ------------

          "Stated Maturity" , when used with respect to any Security or any
           ---------------
installment of principal thereof or interest thereon, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary"  means any corporation of which the Company, or the
           ----------
Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own outstanding shares of capital stock having voting power sufficient to elect, under ordinary circumstances (not dependent upon the happening of a contingency), a majority of the directors.

          "Temporary Global Security"  has the meaning set forth in Section
           -------------------------                                -------
3.04(b).
-------

          "Trustee"  means the Person named as the "Trustee" in the first
           -------
paragraph of this instrument and, subject to the provisions of Article Six,
                                                               -----------
shall also include its successors and assigns.

          "Trust Indenture Act" or "TIA"   means the Trust Indenture Act of
           -------------------      ---
1939, as amended, as in force at the date as of which this instrument was executed, except as otherwise provided in Section 9.05.
                                          ------------

          "United States"  means the United States of America, its territories
           -------------
and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

          "Value"  means, as to any sale and lease back transaction to which
           -----
Section 10.07 applies, the product of (a) the net proceeds from any such sale
-------------
(less the amount applied in connection with such sale to the retirement of outstanding Funded Debt in accordance with Section 10.07(c)) and (b) a fraction,
                                           ----------------
the numerator of which is the number of full years of the term of the lease relating to such property (without regard to any options to renew or extend such term) remaining at the time of the determination of such value and the denominator of which is the number of full years of such term at the time of such sale.

          "Yield to Maturity"  when used with respect to an Original Issue
           -----------------
Discount Security, means the yield to Maturity on such Security calculated at the time of issuance thereof, or, if applicable, at the most recent redetermination of interest on such Security, and calculated in accordance with either the constant interest method or such other accepted financial practice as is specified in the terms of such Security established pursuant to Section 3.01.
                                                                   ------------

          SECTION 1.02.  Compliance Certificates and Opinions.
                         ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03.  Form of Documents Delivered to Trustee.
                         --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, or, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, independent public accountants, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04.  Acts of Securityholders.
                         -----------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by the Holders of Securities of any series may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, or (ii) in the event the Securities of such series are issuable in whole or in part as Bearer Securities, the record of Holders of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of such series duly called and held in accordance with the provisions of Article
                                                                 -------
Thirteen, or (iii) a combination of such instrument or instruments and any such
--------
record; and, except as herein otherwise expressly provided, such action shall become effective with respect to such series when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of such series signing such
                              ---
instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding of any Security of such series, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive with respect to such
                               ------------
series in favor of the Trustee and the Company, and any agent of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (c) The holding of Registered Securities of any series by any Person shall be proved by the Security Register or by a certificate of the Security Registrar.

          (d) The holding of Bearer Securities of any series by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities of any series held by any Person, and the date of holding the same, may also be proved in any other manner which the Company and the Trustee deem sufficient.

          (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every subsequent Holder of the same Security, and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered or omitted to be done by the Trustee, the Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 1.05.  Notices, etc., to Trustee and Company.
                         -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder only if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, or

          (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06.  Notices to Securityholders; Waiver.
                         ----------------------------------

          Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) (a) to Holders of Registered Securities, if in writing and mailed, first-class, postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (b) to Holders of Bearer Securities, if published in an Authorized Newspaper on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed herein for the giving of such notice.

          In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided herein. Any notice mailed to Holders in the manner prescribed herein shall be deemed to have been given whether or not received by any particular Holder. In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible or impracticable to give any notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute notification for every purpose hereunder.

          In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Bearer Securities in an Authorized Newspaper or Authorized Newspapers as provided by this Indenture, then such method of publication or notification to Holders of Bearer Securities as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice for every purpose hereunder. Neither the failure to give notice by publication, nor any defect in any notice so given, to any particular Holder of a Bearer Security as provided herein shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 1.07.  Conflict with Trust Indenture Act.
                         ---------------------------------

          If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

          SECTION 1.08.  Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09.  Successors and Assigns.
                         ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10.  Separability Clause.
                         -------------------

          In case any provision in this Indenture or in the Securities of any series or in any Coupons appertaining thereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11.  Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture or in the Securities or in any Coupons appertaining thereto, express or implied, shall give to any Person, other than the parties hereto, the Security Registrar and any Paying Agent, and their successors hereunder, and the Holders of Securities and Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12.  Governing Law.
                         -------------

          This Indenture and the Securities and any Coupons appertaining thereto shall be deemed to be contracts made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

          SECTION 1.13.  Payments Due on Non-Business Days.
                         ---------------------------------

          If any Stated Maturity, Redemption Date, Interest Payment Date or other day on which payment of any principal, premium or interest is required to be made in respect of a Security of any series shall not be a Business Day with respect to the Securities of such series, then (notwithstanding any other provision of this Indenture or of such Security or any Coupon appertaining thereto) payment of the principal (and premium, if any) and interest otherwise due in respect of such Security need not be made at such Stated Maturity or on such Redemption Date, Interest Payment Date or other day, as the case may be, but may be made on the next succeeding Business Day with the same force and effect as if made at such Stated Maturity or on such Redemption Date, Interest Payment Date or other day, as the case may be, and no interest shall accrue for the period from and after such Stated Maturity, Redemption Date, Interest Payment Date or other day, as the case may be.

                                  ARTICLE TWO

                              FORMS OF SECURITIES

          SECTION 2.01.  Forms Generally.
                         ---------------

          The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and the Coupons, if any, appertaining thereto, shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established in or pursuant to a Board Resolution (and set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in such Board Resolution, in an Officers' Certificate as to such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and, may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities exchange or to conform to usage, as may, consistently herewith, be determined by the officers executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons. The form of any Registered Security or Bearer Security which is a Global Security shall be as provided in the preceding sentence.

          The Securities of each series shall be issuable as Registered Securities without Coupons or as Bearer Securities with or without Coupons. Unless otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, Bearer Securities (other than Global Securities)
                ------------
will have Coupons attached and Bearer Securities that are Global Securities will not have Coupons attached. Registered Securities and Bearer Securities of a series may, to the extent specified with respect to the Securities of such series, as contemplated by Section 3.01, be issued as Global Securities.
                           ------------

          The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, as evidenced by their execution of such Securities and Coupons.

          SECTION 2.02.  Form of Trustee's Certificate of Authentication.
                         -----------------------------------------------

          The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK,

                                 as Trustee

                              By  _____________________________
                                      Authorized Officer"

          SECTION 2.03.  Global Securities.
                         -----------------

          If the Securities of a series are issuable as a Global Security, such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 1.02.
                                       ------------

          Unless otherwise provided with respect to the Securities of any series in accordance with Section 3.01, payment of principal of (and premium, if any,
                   ------------
on) a Permanent Global Security of such series shall be made to each of Euro-clear and CEDEL with respect to the portion of such Permanent Global Security held for its account by the Depositary. Each of Euro-clear and CEDEL will in such circumstances credit the payment or principal (or premium, if any) received by it in respect of such Permanent Global Security to the accounts of the beneficial owners thereof. Payment of interest, if any, on such Permanent Global Security shall be made as provided in Section 3.07.
                                             ------------

                                 ARTICLE THREE

                                 THE SECURITIES

          SECTION 3.01.  Amount Unlimited; Issuable in Series.
                         ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07);
                 ------------  ----  ----  ----    -----

          (3) if the Securities of the series are not denominated in Dollars, the Foreign Currency or Foreign Currencies in which such Securities are denominated, the manner in which the U.S. Dollar equivalent of the principal amount of each such Security is to be determined upon original issuance and, if any payment of principal of (or premium, if any) or interest on or any other amount in respect of the Securities of the series is not payable in Dollars, the Foreign Currency or Foreign Currencies in which such payment shall be payable and the particular provisions applicable thereto;

          (4) the date or dates (or the manner of determining the same) on which the principal of the Securities of the series is payable (which, if so provided in or pursuant to such Board Resolution or in such an indenture supplemental hereto, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

          (5) the rate or rates (or the method of determining the same) at which the Securities of the series shall bear interest, if any, and the date or dates from which such interest shall accrue (which, in the case of either or both, if so provided in or pursuant to such Board Resolution or in such an indenture supplemental hereto, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates (or the manner of determining the same) on which such interest, if any, shall be payable, the Regular Record Dates (or the manner of determining the same), if any, for the determination of Holders to whom interest on Registered Securities is payable on any Interest Payment Date and the extent to which, or the manner in which, any interest payable on a Global Security will be paid if other than as provided in Section 3.07;
                         ------------

          (6) the place or places where, subject to Section 10.02, the principal
                                                    -------------
     of (and premium, if any) and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer and Securities of the series may be surrendered for exchange;

          (7) the period or periods within which, the price or prices at which, the Foreign Currency or Foreign Currencies, if any, in which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the Foreign Currency or Foreign Currencies, if any, in which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of U.S. $1,000 and any integral multiple thereof, in the case of Registered Securities, or U.S. $1,000 and U.S. $10,000 in the case of Bearer Securities, the denominations in which Securities of the series shall be issuable;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section
                                                                     -------
     5.02;
     ----

          (11) if the amount of payments of principal of (or any premium) or any interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (12) whether the Securities of the series will be issuable as Registered Securities or Bearer Securities, or both, and, if applicable, whether any Bearer Securities of the series (other than Global Securities) will be issuable without Coupons attached or any Bearer Securities of the series that are Global Securities will be issuable with Coupons attached, whether any Securities of the series are to be issued initially as a Temporary Global Security and whether any Securities of the series are to be issued as a Permanent Global Security, and the terms and conditions upon which any such Global Security or any Bearer Securities of the series may be issued, delivered or exchanged or any Registered Security of the series may be exchanged for Bearer Securities of the series, if other than as provided herein and the form of any certificates or documents to be delivered in connection with (i) the exchange of an interest in a Temporary Global Security for an interest in a Permanent Global Security or a definitive Bearer Security as required by Section 1.163-5(c)(2)(i)(D) of the United States Treasury Regulations or (ii) the payment of principal (or premium, if any) or interest, if any, in respect of a Temporary Global Security as required by Section 1.163-5(c)(2)(i)(D) of the United States Treasury Regulations;

          (13) whether and under what circumstances, and the terms and conditions on which, the Company will pay additional amounts on the Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and whether the Company will have the option to redeem such Securities rather than pay such additional amounts or to redeem such Securities in the event of the imposition of any certification, documentation, information or other reporting requirement and, if so, under what circumstances and the terms and conditions on which the Company may exercise such option;

          (14) the date as of which any Bearer Security of the series (including any Global Security) shall be dated if other than as of the date of original issuance of the first Security of the series to be issued;

          (15) any Events of Default or covenants other than as set forth herein with respect to the Securities of the series;

          (16) the application, if any, of Section 4.03 or Section 10.10
                                           ------------    -------------
     (including the application, if any, of the condition specified in subparagraph (4) of Section 4.03 or subparagraph (5) of Section 10.10, or
     ----------------    ------------    ----------------    -------------
     both, and, in the case of the application of subparagraph (4) of Section
                                                  ----------------    -------
     4.03, the application, if any, of clause (B) in lieu of clause (A) thereof)
     ----                              ----------            ----------
     to the Securities of the series;

          (17) any percentage greater than a majority in principal amount of the Outstanding Securities of the series as shall apply to Sections 9.02 and
                                                            -------------
     13.04;
     -----

          (18) the obligation, if any, of the Company to convert Securities of the series pursuant to the terms thereof, at the option of the Holders thereof, into shares of Common Stock issued by the Company, and the terms and conditions upon which such Securities shall be converted, in whole or in part, pursuant to such obligation;

          (19) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of the series (if different from those named herein) and, if applicable, the Person which shall be the Common Depositary or other depositary for the Securities of such series or any portion thereof and any provisions for the appointment of a successor Common Depositary or other depositary, as the case may be; and

          (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series and the Coupons, if any, appertaining to any Bearer Securities of such series shall be substantially identical except that such Securities and Coupons may differ as to denomination, date of issue, Stated Maturity, rate of interest, if any, and the date from which interest, if any, shall accrue and as may otherwise be provided in or pursuant to such Board Resolution or in such an indenture supplemental hereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or pursuant to such Board Resolution or in such an indenture supplemental hereto. All Securities of any one series need not, but may, be issued at the same time.

          If any terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 3.02.  Denominations.
                         -------------

          Unless otherwise specified with respect to Securities of a series as contemplated by Section 3.01, any Registered Securities of such series shall be
                ------------
issuable in the denominations of U.S. $1,000 and any integral multiple thereof and any Bearer Securities of such series shall be issuable in denominations of U.S. $1,000 and U.S. $10,000.

          SECTION 3.03.  Execution, Authentication, Delivery and Dating.
                         ----------------------------------------------

          The Securities and the Coupons, if any, shall be executed on behalf of the Company by its Chairman of the Board of Directors (or its Chairman of the Executive Committee of such Board of Directors), any Vice Chairman, its President, its principal financial officer, its principal accounting officer, its general counsel, any Vice President or its Treasurer, in each case (except in the case of Coupons) under its corporate seal, which may, but need not, be attested. The signature of any of these officers on the Securities or the Coupons may be manual or facsimile and may be imprinted or otherwise reproduced thereon. The corporate seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities or the Coupons. Notwithstanding the foregoing, any Temporary Global Security may be executed on behalf of the Company as provided herein without any necessity of being under its corporate seal as aforesaid.

          Securities and Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities; and any Security or Coupon appertaining thereto may be executed on behalf of the Company by such person or persons as, at the actual date of execution of such Security or Coupon, shall be the proper officers of the Company, although at the date of the execution and delivery hereof such person or persons were not such officers.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities (including Global Securities) of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided,
                                                                       --------
however, that, in connection with its original issuance, no Bearer Security
-------
shall be mailed or otherwise delivered to any location in the United States; and

provided, further, that a Bearer Security may be delivered in connection with
--------  -------
its original issuance only if the person entitled to receive such Bearer Security shall have furnished a certificate referred to in the third sentence of the second paragraph of Section 3.04(b), dated no earlier than 15 days prior to
                        ---------------
the earlier of the date on which such Bearer Security is delivered and the date on which any Temporary Global Security or any Permanent Global Security first becomes exchangeable for such Bearer Security in accordance with the terms of such Temporary Global Security or Permanent Global Security and this Indenture. Except as permitted by Section 3.06, the Trustee shall not authenticate and
                       ------------
deliver any Bearer Security unless all appurtenant Coupons then matured (other than matured Coupons in default) have been detached and canceled. If all the Securities of any one series are not to be issued at one time and if a Board Resolution or indenture supplemental hereto relating to the Securities of such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to date of issue, Stated Maturity, rate of interest, if any, and date from which interest, if any, shall accrue as determined by the Company as contemplated by Section 3.01. In authenticating
                                             ------------
and delivering such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in
                                     ------------
relying upon, an Opinion of Counsel stating,

          (a) that the form or forms of such Securities has been established in conformity with the provisions of this Indenture;

          (b) that the terms of such Securities have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

          (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

The Trustee shall not be required to authenticate such Securities if (i) the Trustee, being advised by counsel, determines that such action may not be lawfully taken, (ii) the Trustee in good faith by its Board of Directors, executive committee or a trust committee of directors and/or Responsible Officers determines that such action would expose the Trustee to personal liability to Holders of any Outstanding Securities or (iii) the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. The Trustee shall authenticate and deliver each Security of any such series in accordance with the procedures, if any, specified by the Company in the Company Order delivered pursuant to the preceding paragraph.

          Notwithstanding the provisions of Section 3.01 and of the preceding
                                            ------------
paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver any Board Resolution, Officers' Certificate or Opinion of Counsel otherwise required pursuant to Section 3.01,
                                                                 ------------
such preceding paragraph or Section 1.02 at or prior to the time of
                            ------------
authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Registered Security (including a Global Security) shall be dated the date of its authentication. Each Bearer Security of a series (including a Global Security) shall be dated as of the date of original issuance of the first Security of such series to be issued except as otherwise established in or pursuant to the Board Resolution or indenture supplemental hereto referred to in
Section 3.01 relating to the Securities of such series.
------------

          No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          If the Company shall establish pursuant to Section 3.01(12) that the
                                                     ----------------
Securities of all or part of a series are to be issued in whole or in part in the form of a Global Security which is a Registered Security, such Global Security shall be registered in the name of the Depositary for such Global Security or the nominee of such Depositary and shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

          Unless otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, each Person designated pursuant to Section
                   ------------                                     -------
3.01(19) as a Depositary for a Global Security which is a Registered Security of
-------
such series, at the time of its designation and at all times while it serves as Depositary, shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          SECTION 3.04.  Temporary Securities; Exchange of Temporary Global
                         --------------------------------------------------
                         Securities.
                         ----------

          (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, in the manner specified in Section 3.03, temporary Securities of
                                        ------------
such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued either as Registered Securities without Coupons or, if authorized, Bearer Securities with or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Securities may determine, as evidenced by his execution of such Securities. In the case of any series of Securities, such temporary Securities may be issued as a Temporary Global Security representing such of the Outstanding Securities of such series as shall be specified therein.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay but, in the case of Securities initially represented by a Temporary Global Security, in any event not later than the applicable Exchange Date. Except in the case of Temporary Global Securities (which shall, except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01, be exchanged in accordance
                                      ------------
with the provisions of Subsection (b)), after the preparation of definitive
                       --------------
Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 10.02 at a Place of Payment with respect to
                       -------------
Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of a like Stated Maturity, with like terms and provisions, and, in the case of Bearer Securities, having attached thereto any appropriate Coupons; provided,
                                                                    --------
however, that, unless otherwise specified with respect to the Securities of such
-------
series pursuant to Section 3.01, no definitive Bearer Security shall be
                   ------------
delivered in exchange for a temporary Registered Security; and provided,
                                                               --------
further, that a definitive Bearer Security shall be delivered in exchange for a
-------
temporary Bearer Security only in compliance with the conditions set forth in
Section 3.03. Until so exchanged the temporary Securities of any series shall in
------------
all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and with like terms and conditions authenticated and delivered hereunder, except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01 or as provided in Subsection
                                      ------------                   ----------
(b) as to payment of interest, if any.
---

          (b) Unless otherwise specified by the applicable Board Resolution or indenture supplemental hereto pursuant to Section 3.01, the Securities of any
                                          ------------
series issuable as Bearer Securities shall initially be represented by one or more temporary Global Securities without Coupons (each, a "Temporary Global
                                                           ----------------
Security").  Any Temporary Global Security shall, unless otherwise provided
--------
therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary") for the benefit of Euro-clear and CEDEL for credit to
      -----------------
the respective accounts of the Qualified Account Holders.

          Unless otherwise specified in a Temporary Global Security, on or after the date which is 40 days after the date of payment for and delivery of such Temporary Global Security (the "Exchange Date"), any Qualified Account Holder
                                -------------
shall be entitled to delivery of the aggregate principal amount of definitive Securities of such series, without charge (except as set forth in this Subsection) in exchange for the portion of such Temporary Global Security with respect to which it is a Qualified Account Holder, of authorized denominations and with like terms and provisions as the portion of such

Temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for such portion shall be definitive Registered Securities, definitive Bearer Securities or all or a portion of a Permanent Global Security without Coupons, or any combination thereof, as specified with respect to the Securities of such series pursuant to Section 3.01, and, if any
                                                     ------------
combination thereof is so specified, as requested on behalf of the Qualified Account Holder by Euro-clear or CEDEL, as the case may be. A Qualified Account Holder of Euro-clear or CEDEL, as the case may be, desiring to effect the exchange of the portion of such Temporary Global Security with respect to which it is a Qualified Account Holder for such definitive Securities or one or more Permanent Global Securities shall instruct Euro-clear or CEDEL, as the case may be, to request such exchange on its behalf and shall deliver to Euro-clear or CEDEL, as the case may be, a certificate substantially in such form as shall be specified with respect to the Securities of such series pursuant to Section 3.01
                                                                    ------------
and dated no earlier than 15 days prior to the Exchange Date. On or after the Exchange Date, upon request of the Common Depositary, acting on behalf of Euro-clear and CEDEL, acting on behalf of the respective Qualified Account Holders, the Trustee, as the Company's agent for such purpose, but only upon surrender of such Temporary Global Security by the Common Depositary to the Trustee and delivery to the Trustee of a certificate of Euro-clear or CEDEL, as the case may be, substantially in such form as shall be specified with respect to the Securities of such series pursuant to Section 3.01, to the effect that it has
                                      -------------
received in writing, by tested telex or by electronic transmission a certificate or certificates substantially in the form referred to in the preceding sentence dated no earlier than 15 days prior to the Exchange Date and signed by the Qualified Account Holders in respect of such Temporary Global Security or portions thereof being exchanged, shall, on the date of such certificate of Euro-clear or CEDEL, as the case may be, (1) endorse such Temporary Global Security to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Securities or Permanent Global Security, as the case may be, (2) cause the applicable terms of such Securities to be entered on any definitive Security or Securities to be exchanged therefor and the Coupons, if any, appertaining thereto or, as the case may be, endorse any applicable Permanent Global Security to reflect the initial amount, or an increase in the amount, of Securities represented thereby, (3) manually authenticate such definitive Securities or such Permanent Global Security, as the case may be, (4) subject to and in compliance with the requirements of
Section 3.03, deliver such definitive Securities to the Holder thereof or, as
------------
the case may be, deliver such Permanent Global Security to the Common Depositary to be held outside the United States for the accounts of Euro-clear and CEDEL for credit to the respective accounts at Euro-clear and CEDEL of the Qualified Account Holders and (5) redeliver such Temporary Global Security to the Common Depositary, unless such Temporary Global Security shall have been canceled in accordance with Section 3.09.
                ------------

          Unless otherwise specified in such Temporary Global Security, any exchange thereof or of a portion thereof shall be made free of charge to the beneficial owners of such Temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL.

          Until exchanged in full as hereinabove provided, any Temporary Global Security of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and with like terms and conditions authenticated and delivered hereunder, except that, unless otherwise specified with respect to the Securities of such series as contemplated by Section 3.01, (i) interest payable on such Temporary Global
                ------------
Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable on such Interest Payment Date to Euro-clear and CEDEL for credit without further interest on or after such Interest Payment Date to the respective accounts of the Qualified Account Holders in respect of such Temporary Global Security on such Interest Payment Date who have each delivered to Euro-clear or CEDEL, as the case may be, a certificate as provided in this clause (i); provided, however, that such
                                ------ ---  --------  -------
interest shall be so payable to Euro-clear and CEDEL only upon delivery to the Trustee of a certificate of Euro-clear or CEDEL, as the case may be, and on the date of such certificate and that such certificate shall be substantially in such form as specified with respect to the Securities of such series pursuant to

Section 3.01 and to the effect that Euro-clear or CEDEL, as the case may be, has
------------
received in writing, by tested telex or electronic transmission a certificate or certificates substantially in such form as shall also be so specified dated no earlier than 15 days prior to such Interest Payment Date and signed by such Qualified Account Holders; and (ii) interest payable on such Temporary Global Security on an Interest Payment Date for Securities of such series occurring on or after the applicable Exchange Date shall be payable to Euro-clear and CEDEL on such Interest Payment Date but shall not be credited by Euro-clear or CEDEL to the account of any Qualified Account Holder or other Person who is a beneficial owner of such Temporary Global Security on such Interest Payment Date until such Qualified Account Holder or other Person shall exchange its interest in such Temporary Global Security in full as hereinabove provided. Any interest so received by Euro-clear and CEDEL and not credited as provided in clause (ii) of the preceding sentence shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date, to be repaid to the Company in accordance with Section 10.03.
                               -------------

          The delivery to the Trustee by Euro-clear or CEDEL of any certificate of Euro-clear or CEDEL, as the case may be, referred to in this Subsection (b)
                                                                --------------
may be relied
upon by the Company and the Trustee as conclusive evidence that a corresponding certificate of Qualified Account Holders of Euro-clear or CEDEL, as the case may be, referred to in this Subsection (b) has or have been delivered to Euro-clear
                        --------------
or to CEDEL, as the case may be, pursuant to the terms of this Indenture.

          Any definitive Bearer Security authenticated and delivered by the Trustee in exchange for a portion of a Temporary Global Security shall not bear a Coupon in respect of any interest which shall theretofore have been duly paid by the Trustee to Euro-clear or CEDEL or by the Company to the Trustee in accordance with the provisions of this Subsection, and any Coupon in respect thereof shall be canceled by the Trustee and destroyed in accordance with
Section 3.09.
------------

          SECTION 3.05.  Registration, Registration of Transfer and Exchange.
                         ---------------------------------------------------

          The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 10.02 a register or registers in respect of each
                       -------------
series of Securities issuable as Registered Securities (herein sometimes referred to as the "Security Register") in which, subject to such reasonable
                    -----------------
regulations as it may prescribe, the Company shall provide for the registration of Registered Securities of such series and the registration of transfers of Registered Securities of such series. Said office or agency is hereby initially appointed "Security Registrar" in respect of each series of Securities issuable
           ------------------
as Registered Securities for the purpose of registering Registered Securities of such series and transfers of Registered Securities of such series as herein provided.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment in respect of such series, but subject to any restrictions thereon, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations, of a like Stated Maturity and aggregate principal amount and with like terms and conditions.

          At the option of the Holder, Registered Securities (including Registered Securities which are Global Securities) of any series may be exchanged for one or more other Registered Securities of such series of any authorized denominations, of a like Stated Maturity and aggregate principal amount and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Except as otherwise specified pursuant to Section 3.01, Registered Securities may not be exchanged
                      ------------
for Bearer Securities.

          At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations, of a like Stated Maturity and aggregate principal amount and with like terms and conditions upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however,
                                                         --------  -------
that, except as otherwise provided in Section 10.02, interest represented by
                                      -------------
Coupons shall be payable only upon presentation and surrender of such Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at the office or agency of the Company in a Place of Payment in respect of such series in exchange for a Registered Security of the same series and with like terms and conditions after the close of business at such office or agency on or after (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Whenever any Registered Securities or Bearer Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified with respect to the Securities of any series pursuant to Section 3.01, any Permanent
                                                    ------------
Global Security representing Securities of such series shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in such Permanent Global Security are entitled to exchange such interests for definitive Securities of such series, as specified with respect to the Securities of such series pursuant to Section 3.01, then without unnecessary delay but in any event not later than
   ------------
the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such Permanent Global Security, executed by the Company. On or after such date, any such beneficial owner shall be entitled to delivery, without charge (except as set forth in this paragraph), of the aggregate principal amount of definitive Securities of such series in exchange for the portion of the Permanent Global Security with respect to which it is such beneficial owner, of authorized denominations and with like terms and provisions as the portion of such Permanent Global Security to be exchanged. The definitive Securities to be delivered in exchange for such portion shall, unless the Securities of such series are not issuable as both Registered Securities and Bearer Securities, be definitive Registered Securities or definitive Bearer Securities, or any combination thereof, as requested on behalf of such beneficial owner, or shall, if the Securities of such series are issuable only as Registered Securities or only as Bearer Securities, be definitive Registered Securities or definitive Bearer Securities, as the case may be. On or after the earliest date on which interests in such Permanent Global Security may be so exchanged, upon 30 days' notice to the Trustee by Euro-clear or CEDEL, as the case may be, and upon surrender of such Permanent Global Security by the Depositary to the Trustee, as the Company's agent for such purpose, for exchange in whole or from time to time in part, the Trustee shall (1) endorse such Permanent Global Security to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Securities,
(2) cause the terms of such Securities to be entered on the definitive Security or Securities to be exchanged therefor and the Coupons, if any, appertaining thereto, (3) manually authenticate such definitive Securities, (4) subject to and in compliance with the requirements of Section 3.03, deliver such definitive
                                           ------------
Securities to the Holder thereof and (5) unless such Permanent Global Security shall have been canceled in accordance with Section 3.09, redeliver such
                                            ------------
Permanent Global Security to the Depositary, as the case may be; provided,
                                                                 --------
however, that no such exchanges may occur during a period beginning at the
-------
opening of business 15 days before any selection of Securities of such series to be redeemed and ending on the relevant Redemption Date. If a Registered Security is issued in exchange for any portion of a Permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such

Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Permanent Global Security is payable in accordance with the provisions of this Indenture. Unless otherwise specified in such Permanent Global Security, any exchange thereof or of a portion thereof shall be made free of charge to the beneficial owners of such Permanent Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL. Until exchanged in full as hereinabove provided, any Permanent Global Security of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and with like terms and conditions authenticated and delivered hereunder. Any definitive Bearer Security authenticated and delivered by the Trustee in exchange for a portion of a Permanent Global Security shall not bear a Coupon in respect of any interest which shall theretofore have been duly paid to Euro-clear or CEDEL as provided in Section 3.07, and any Coupon in respect thereof
                              ------------
shall be canceled by the Trustee and destroyed in accordance with Section 3.09.
                                                                  ------------

          All Securities issued upon registration of transfer of or in exchange for Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such exchange or registration of transfer.

          Unless otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, if at any time a Depositary for any Securities
                   ------------
of such series represented by a Global Security which is a Registered Security notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time a Depositary for any Securities of such series represented by a Global Security which is a Registered Security shall no longer be eligible under the last paragraph of Section 3.03 or if an Event of
                                               ------------
Default with respect to such Securities has occurred and is continuing, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for such Securities is not appointed by the Company within 90 calendar days after the Company receives such notice or becomes aware of such ineligibility or if such Event of Default shall be continuing, such Securities shall, notwithstanding the terms of the Securities of such series established pursuant to Section 3.01, no longer be represented by
                                       ------------
a Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver, in exchange for such Global Security, Registered Securities of such series in definitive form in authorized denominations, in an aggregate principal amount equal to the principal amount of each Global Security previously delivered to such Depositary and having like terms and conditions.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of a Global Security which is a Registered Security shall no longer be represented by such Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver, in exchange for such Global Security, Registered Securities of such series in definitive form in authorized denominations, in an aggregate principal amount equal to the principal amount of the Securities no longer to be represented by such Global Security and having like terms and conditions.

          If specified by the Company with respect to a series of Securities pursuant to Section 3.01, the Depositary for any Securities of such series
            ------------
represented by a Global Security which is a Registered Security may surrender such Global Security in exchange in whole or in part for Registered Securities of such series of like terms and conditions and in definitive form on such terms as are acceptable to the Company and such Depositary. At such Depositary's request, the Company shall thereupon execute, and the Trustee shall authenticate and deliver, (i) to each Person specified by such Depositary a new Registered Security or Securities of the same series, of like terms and conditions and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security so surrendered and (ii) to such Depositary a new Global Security which is a Registered Security of like terms and conditions and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Registered Securities delivered to each such Person as provided in clause (i).

          Every Registered Security of a series presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar in respect of such series duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities (except as otherwise set forth in Section 3.04 with
                                                         ------------
respect to exchanges of Temporary Global Securities or portions thereof or in this Section with respect to exchanges of Permanent Global Securities or portions thereof) but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections
                                                                     --------
3.04, 9.06 and 11.07 or conversions pursuant to Section 15.01 not involving any
----  ----     -----                            -------------
transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before (A) if Securities of such series are issuable only as Registered Securities, the day of the mailing of a notice of redemption of Securities of such series selected for redemption hereunder and ending at the close of business on the day of such mailing and (B) if Securities of such series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if earlier, and if Securities of such series are also issuable as Registered Securities and there is no publication, the day of the mailing of the relevant notice of redemption and in either case ending at the close of business on the day of such publication or mailing, or
(ii) to register the transfer of or exchange any Registered Security of such series so selected for redemption in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part, or (iii) to exchange any Bearer Security of such series so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of such series and like tenor, provided that such Registered Security shall be simultaneously
            --------
surrendered for redemption.

          SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities and
                         ----------------------------------------------------
                         Coupons.
                         -------

          If any mutilated Security or a Security with a mutilated Coupon is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, or in exchange for the Security to which a mutilated, destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not mutilated, destroyed, lost or stolen), a new Security of the same series, in a like principal amount, of a like Stated Maturity and with like terms and conditions and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen Coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon (without surrender thereof except in the case of a mutilated Security or Coupon) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Company and such Trustee and any agent of either of them of the destruction, loss or theft of such Security and the ownership thereof; provided, however, that the principal of (and premium, if any) and interest, if
--------  -------
any, on Bearer Securities shall, except as otherwise provided in Section 10.02,
                                                                 -------------
be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, any interest on
                                              ------------
Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series, with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security of such series or in exchange for any mutilated Security of such series, or in exchange for a Security to which a mutilated, destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and the Coupons, if any, appertaining thereto duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

          SECTION 3.07.  Payment of Interest; Interest Rights Preserved.
                         ----------------------------------------------

          Interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered on the Regular Record Date for such interest specified as provided in Section 3.01.
               ------------

          Except as otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, interest, if any, on the Securities of
                          ------------
each series shall be computed on the basis of a 360-day year of twelve thirty-day months.

          Unless otherwise provided with respect to the Securities of any series in accordance with Section 3.01, and subject to Sections 3.04(b) and 3.05 and
                   ------------                 ----------------     ----
the next following paragraph, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register in respect of Securities of such series, or (ii) at the option of the Company, (1) in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States, or (2) in the case of a Registered Security, by transfer to an account maintained by the payee with a bank located inside the United States.

          Unless otherwise provided with respect to the Securities of any series in accordance with Section 3.01, every Permanent Global Security of such series
                   ------------
will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euro-clear and CEDEL with respect to that portion of such Permanent Global Security held for its account by the Depositary. Each of Euro-clear and CEDEL will in such circumstances credit the interest, if any, received by it in respect of such Permanent Global Security to the accounts of the beneficial owners thereof.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be
                             ------------------
payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or paragraph (2) below:
                                      -------------   --------------

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities of such series) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 with respect to Securities of
                                     ------------
     such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the

     Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this paragraph provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder of a Registered Security of such series at the address of such Holder as it appears in the Security Register in respect of the Securities of such series not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment with respect to the Securities of such series located in the United States, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following paragraph (2).
                               -------------

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 3.05,
                                                                  ------------
each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.08.  Persons Deemed Owners.
                         ---------------------

          The Company, the Trustee and any Paying Agent, the Security Registrar and any other agent of the Company or the Trustee in respect of the Securities of any series may treat the Person in whose name any Registered Security of such series is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.05 and
                                                              -------------
3.07) interest, if any, on such Security and for all other purposes whatsoever,
----
whether or not such Security be overdue, and neither the Company nor the Trustee nor any Paying Agent, Security Registrar or other agent of the Company or the Trustee in respect of the Securities of such series shall be affected by notice to the contrary. Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any Paying Agent and any other agent of the Company or the Trustee in respect of the Securities of any such series may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Bearer Security or Coupon for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Security and for all other purposes
   ------------
whatsoever, whether or not such Security or Coupon be overdue, and neither the Company nor the Trustee nor any Paying Agent or other agent of the Company or the Trustee in respect of the Securities of such series shall be affected by any notice to the contrary. All such payments so made to any such Person or Holder, as the case may be, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

          Notwithstanding the foregoing, except as otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, and
                                                         ------------
except as provided in Sections 2.03 and 3.07 with respect to the payment of
                      -------------     ----
principal of (or premium, if any) or interest, if any, on a Permanent Global Security, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person having a beneficial interest in a Permanent Global Security as a Holder of such principal amount of Outstanding Securities represented by such Permanent Global Security as shall be specified in a written statement of such Holder or, in the case of a Permanent Global Security that is a Bearer Security, of Euro-clear or CEDEL, which is produced to the Trustee by such Holder or by Euro-clear or CEDEL, as the case may be.

          None of the Company, the Trustee and any Paying Agent, the Security Registrar and any other agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 3.09.  Cancellation.
                         ------------

          All Securities and Coupons surrendered for payment, registration of transfer, exchange, conversion, redemption or repayment, or delivered in satisfaction of any sinking fund payment or analogous payment, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder or any Coupons previously delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities and Coupons so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed by it and the Trustee shall deliver a certificate of such destruction to the Company. In the case of any Temporary Global Security, which shall be destroyed if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of such destruction shall state that all certificates required pursuant to Section 3.04 hereof,
                                                       ------------
substantially in the form of Exhibit B hereto, to be given by Euro-clear or CEDEL, have been duly presented to the Trustee by Euro-clear or CEDEL, as the case may be. Permanent Global Securities shall not be cancelled until exchanged in full for other Permanent Global Securities or definitive Securities or until payment thereof is made in full.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

          SECTION 4.01.  Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          This Indenture shall cease to be of further effect with respect to any series of Securities, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

          (1)  any of the following shall occur:

               (A) all Securities of such series theretofore authenticated and delivered and all Coupons, if any, appertaining thereto (other than
          (i) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, the surrender of which is not required or has been waived as provided in
          Section 3.05, (ii) any Securities or Coupons, if any, appertaining
          ------------
          thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, (iii) Coupons appertaining to Securities and called
             ------------
          for redemption and maturing after the relevant Redemption Date, the surrender of which is not required as provided in Section 11.06, and
                                                            -------------
          (iv) Securities and Coupons money for the payment of which has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the
                                     -------------
          Trustee for cancellation; or

               (B) all Securities of such series and all unmatured Coupons, if any, appertaining thereto not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within 1 year, or

                    (iii) are to be called for redemption within 1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series and all Coupons, if any, appertaining thereto not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of the Securities of such series and the Coupons, if any, appertaining thereto; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture in respect of such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, so long as any Security of such series remains Outstanding, the obligations of the Company to the Trustee under Section 6.07
                                                                 ------------
and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section or if money or Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 4.03 or
                                                                ------------
10.10, the obligations of the Trustee under Section 4.02 and the last paragraph
-----                                       ------------
of Section 10.03 with respect to such series shall survive and the remaining
   -------------
rights of conversion of any Securities of such series, if convertible, shall continue in full force and effect pursuant to the terms set forth in Article
                                                                     -------
Fifteen herein.
-------

          SECTION 4.02.  Application of Trust Money.
                         --------------------------

          (a)  Subject to the provisions of Section 4.02(c) and the last
                                            ---------------
paragraph of Section 10.03, all money or Government Obligations deposited with
             -------------
the Trustee pursuant to Section 4.01, 4.03 or 10.10 or the principal of or
                        ------------  ----    -----
interest on such Government Obligations shall be held in trust and applied by the Trustee, in accordance with the provisions of this Indenture and of the Securities of the series to which such money or Government Obligations relate and the Coupons, if any, appertaining thereto, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for the payment of which such money or Government Obligations have been deposited with the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by
Section 4.03 or 10.10, but such money or proceeds need not be segregated from
------------    -----
other funds except to the extent required by law.

          (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Section 4.03 or 10.10 or the principal of or interest on
                      ------------    -----
such Government Obligations other than any payable by or on behalf of the Holders.

          (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or the principal of or interest on such Government Obligations) held by it as provided in Section 4.01,
                                                                   ------------
4.03 or 10.10 which, in the opinion of a nationally recognized firm of
----    -----
independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or Government Obligations were deposited or received. The principal of and interest on the Government Obligations deposited in trust pursuant to Sections
                                                                      --------
4.03(1) and 10.10(1), to the extent that such principal and interest
-------     --------
are not required for a period of time for the payment of the principal of (and premium, if any) and interest, if any, on the Securities with respect to which such Government Obligations relate, shall, so far as practicable, be invested as agreed with the Trustee in Government Obligations of such maturities (six months or less) as necessary to ensure that funds are available to pay the principal of (and premium, if any) and interest, if any, on such Securities and the Trustee, upon receipt thereof, shall pay to the Company the income from such investments.

          SECTION 4.03.  Defeasance and Discharge of Securities of any Series.
                         ----------------------------------------------------

          If this Section 4.03 has been specified in accordance with Section
                                                                     -------
3.01 to be applicable to Securities of any series, then notwithstanding Section
----                                                                    -------
4.01, the Company shall be deemed to have paid and discharged the entire
----
indebtedness on all the Outstanding Securities of such series and the Coupons, if any, appertaining thereto, the provisions of this Indenture as it relates to such Outstanding Securities and Coupons (except as to the rights of Holders of Outstanding Securities of such series and Coupons, if any, appertaining thereto to receive, from the trust funds described in subparagraph (1), payment of the
                                              ----------------
principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest, if any, on such Securities on the Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities, the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 10.02, 10.03 and
                                      -------------  ----  -----  -----
15.01 the rights, powers, trusts, duties and immunities of the Trustee
-----
hereunder) shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions have been satisfied:

          (1) with reference to this Section 4.03, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09), irrevocably (irrespective of whether the
                     ------------
     conditions in subparagraphs (2), (3), (4) (if applicable) or (5) have been
                   -----------------  ---  ---                    ---
     satisfied, but subject to the provisions of Section 4.02(c) and the last
                                                 ---------------
     paragraph of Section 10.03), as trust funds in trust, specifically pledged
                  -------------
     as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto,
     (A) money in an amount in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01), or (B)
                                                          ------------
     Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause
     (i) or (ii) of this subparagraph (1) money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on such Outstanding Securities and Coupons on the Stated Maturity of such principal or installment of principal or interest, (ii) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and (iii) any repayment of the Securities of such series at the option of a Holder of any of such Securities on the date such repayment is due and payable;

          (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 5.01(d) or
                                                        ---------------
     5.01(e) or event which with the giving of notice or lapse of time, or both,
     -------
     would become an Event of Default under Section 5.01(d) or 5.01(e) shall
                                            ---------------    -------
     have occurred and be continuing on the 91st day after such date;

          (4)  if this subparagraph has been specified in accordance with

     Section 3.01 to be applicable to the Securities of such series, the Company
     ------------
     has delivered to the Trustee (A) an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect, or (B) in lieu thereof, but only if this clause (B) is specified in accordance with Section 3.01 to be
                                                     ------------
     applicable to the Securities of such series, an Opinion of Counsel to the effect, that Holders of the Securities of such series and the Coupons, if any, appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of such series as contemplated by this Section have been complied with.

                                 ARTICLE FIVE

                                   REMEDIES

          SECTION 5.01.  Events of Default.
                         -----------------

          "Event of Default" wherever used herein with respect to Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the due and punctual payment of any interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the due and punctual payment of the principal of (and premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at Maturity, by declaration as authorized by this Indenture, or otherwise; or

          (c) failure on the part of the Company to duly observe or perform any other of the covenants or agreements on the part of the Company in the Securities of such series or in this Indenture contained (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of such series at the time Outstanding; provided, however, that,
                                                        --------  -------
     subject to the provisions of Subsections (a), (b) and (c) of Section 6.01
                                  ---------------  ---     ---    ------------
     hereof, the Trustee shall not be charged with knowledge of such default unless the Trustee, in the course of its administration of corporate trusts, shall have actual knowledge of such default or unless written notice thereof shall have been given to the Trustee by the Company or by the Holders of not less than 25% in principal amount of the Outstanding Securities of such series; or

          (d) entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (e) commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by the Company of a general assignment for the benefit of creditors, or the admission by the Company in writing of its inability generally to pay its debts as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (f) any other Event of Default provided with respect to Securities of such series.

          SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.
                         --------------------------------------------------

          If an Event of Default with respect to Securities of any series then Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series (or, in the case of Securities of such series that are Original Issue Discount Securities, such portion of the principal of such Securities as may be specified in the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration such principal (or, as the case may be, such portion) shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01)
                                                          ------------

               (A) all overdue installments of interest on all Securities of such series,

               (B) the principal of (and premium, if any, on) any securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Securities (or, in the case of Securities of such series that are Original Issue Discount Securities, the Yield to Maturity in respect thereof),

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by such Securities (or, in the case of Securities of such series that are Original Issue Discount Securities, the Yield to Maturity in respect thereof), and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.
                           ------------

          No such recission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
                         Trustee.
                         -------

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by such Securities (or in the case of Securities of such series that are Original Issue Discount Securities, the Yield to Maturity in respect thereof); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and Coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04.  Trustee May File Proofs of Claim.
                         --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series and the Coupons, if any, appertaining thereto or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (or, in the case of Securities of such series that are Original Issue Discount Securities, such portion of the principal of such Securities as may be specified in the terms thereof) (and premium, if any) and interest owing and unpaid in respect of the Securities of such series and the Coupons, if any, appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.
                              ------------

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.05.  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
                         Securities.
                         ----------

          All rights of action and claims under this Indenture or the Securities of any series or the Coupons, if any, appertaining thereto may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or any of such Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered.

          SECTION 5.06.  Application of Money Collected.
                         ------------------------------

          Any money collected by the Trustee pursuant to this Article with respect to the Securities of any series or the Coupons, if any, appertaining thereto shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or Coupons, or both, as the case may be, in respect of which such money was collected, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:   To the payment of all amounts due the Trustee under Section
                                                                       -------
6.07;
----

          SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and the Coupons, if any, appertaining thereto for the principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and Coupons, for principal (and premium, if any) and interest, if any, respectively; and

          THIRD:   To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may determine.

          SECTION 5.07.  Limitation on Suits.
                         -------------------

          No Holder of any Security of any series or any Coupon appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of any series or Coupons, if any, appertaining thereto shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or Coupons, if any, appertaining thereto or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series and Coupons, if any, appertaining thereto.

          SECTION 5.08.  Unconditional Right of Securityholders to Receive
                         -------------------------------------------------
                         Principal, Premium and Interest and to Convert
                         ----------------------------------------------
                         Securities.
                         ----------

          Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to
Section 3.07) interest, if any, on such Security on the respective Stated
------------
Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date), to require conversion of such Security, if convertible, and to institute suit for the enforcement of any such payment and any such right to convert and such right shall not be impaired without the consent of such Holders.

          SECTION 5.09.  Restoration of Rights and Remedies.
                         ----------------------------------

          If the Trustee or the Holder of any Security or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities and Coupons, if any, shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10.  Rights and Remedies Cumulative.
                         ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or
                  ------------
reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereinafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11.  Delay or Omission Not Waiver.
                         ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security of any series or any Coupon appertaining thereto to exercise any right or remedy accruing upon any Event of Default in respect of the Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holders, as the case may be.

          SECTION 5.12.  Control by Securityholders.
                         --------------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that
                           --------

          (1) such direction shall not be in conflict with any rule of law or this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13.  Waiver of Past Defaults.
                         -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all Securities of such series and all Coupons, if any, appertaining thereto waive any past default hereunder with respect to Securities of such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

          (2)  in respect of a covenant or provision hereof which under Article
                                                                       -------
     Nine cannot be modified or amended without the consent of the Holder of
     ----
     each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14.  Undertaking for Costs.
                         ---------------------

          All parties to this Indenture agree, and each Holder of any Security of any series or any Coupon appertaining thereto by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series or to any suit instituted by any Holder of a Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security or the payment of any Coupon on or after the respective Stated Maturities expressed in such Security or Coupon (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.15.  Waiver of Stay or Extension Laws.
                         --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.16.  Judgment Currency.
                         -----------------

          The Company agrees, to the extent that it may effectively do so under applicable law, that (i) if for the purpose of obtaining judgment in any court it is necessary to convert a sum due in respect of the principal of (or premium, if any) or interest, if any, on the Securities of any series in a Foreign Currency into Dollars, the rate of exchange used shall be the rate of exchange stated as the New York selling rate for such Foreign Currency into Dollars in The Wall Street Journal (Eastern Edition) for the Business Day preceding that on
-----------------------
which final unappealable judgment is given (or, if by reason of the temporary or permanent suspension of publication of such newspaper or of such information in such newspaper, such exchange rate is not given, then such rate of exchange as is stated for such day in such comparable newspaper as the Trustee shall select) and (ii) the Company's obligations under this Indenture to make payments in respect of such Securities or the Coupons, if any, appertaining thereto, in a Foreign Currency (A) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, in any currency other than such Foreign Currency, except to the extent that such tender or recovery shall result in the payee being able to receive the full amount of such Foreign Currency expressed to be payable in respect of such payments, and (B) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in such Foreign Currency the amount, if any, by which such tender or recovery shall fall short of the amount of such Foreign Currency so expressed to be payable and shall not be affected by judgment being obtained for any other sum due under this Indenture.

                                  ARTICLE SIX

                                  THE TRUSTEE

          SECTION 6.01.  Certain Duties and Responsibilities.
                         -----------------------------------

          (a) Except during the continuance of an Event of Default in respect of the Securities of any series,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default in respect of the Securities of any series has occurred and is continuing, the Trustee shall with respect to such Securities exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
             --------------

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount (or such lesser principal amount as is provided for by this Indenture) of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, in respect of the Securities of such series.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02.  Notice of Default.
                         -----------------

          Within 90 days after the occurrence of any default hereunder in respect of the Securities of any series, the Trustee shall give or transmit, in the manner and to the extent provided in Sections 1.06 and, if applicable,
                                         -------------
7.03(c)(2), notice of such default hereunder known to the Trustee, unless such
----------
default shall have been cured or waived; provided, however, that, except in the
                                         --------  -------
case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or the making of any sinking fund payment in respect of the Securities of such series when due, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the

Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further,
                                                           --------  -------
that in the case of any default of the character specified in Section 5.01(c) no
                                                              ---------------
such notice to Holders of Securities of such series shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 6.03.  Certain Rights of Trustee.
                         -------------------------

          Subject to the provisions of Section 6.01:
                                       ------------

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.
                         ------------------------------------------------------

          The recitals contained herein and in the Securities of any series, except the certificates of authentication, and in any Coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. The Trustee shall not be accountable for the use or application by the Company of Securities of any series or the proceeds thereof.

          SECTION 6.05.  May Hold Securities.
                         -------------------

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities of any series and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights
-------------     ----
it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 6.06.  Money Held in Trust.
                         -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as provided in Section 4.02 or as otherwise agreed with the Company.
            ------------

          SECTION 6.07.  Compensation and Reimbursement.
                         ------------------------------

          (a)  The Company agrees

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) As security for the performance of the obligations of the Company under this Section, the Trustee shall have a prior claim to the Securities of a series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

          SECTION 6.08.  Disqualification; Conflicting Interests.
                         ---------------------------------------

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act. The Indenture dated as of July 15, 1988, as amended, between the Company and the Trustee (formerly known as Chemical Bank, as successor by merger to Manufacturers Hanover Trust Company) shall be excluded from the operation of such Section 310(b) of the Trust Indenture Act to the extent permitted thereby.

          SECTION 6.09.  Corporate Trustee Required; Eligibility.
                         ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in respect of the Securities of all series in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.10.  Resignation and Removal; Appointment of Successor.
                         -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.
                                                              ------------

          (b) The Trustee may resign at any time in respect of the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee in respect of the Securities of such series.

          (c) The Trustee may be removed at any time in respect of the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1)  the Trustee shall fail to comply with Section 6.08 after
                                                          ------------
          written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security for at least 6 months, or

               (2)  the Trustee shall cease to be eligible under Section 6.09
                                                                 ------------
          and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

               (3) the Trustee shall become incapable of acting or shall have entered against it a decree for relief under the Federal bankruptcy laws or be adjudged a bankrupt or insolvent under applicable law or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee in respect of all Securities or (ii) subject to Section 5.14,
                                                                 ------------
     any Holder who has been a bona fide Holder of a Security for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee in respect of all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, in respect of the Securities of one or more series, the Company, by a Board Resolution shall promptly appoint a successor Trustee or Trustees (it being understood that any such successor Trustee may be appointed in respect of the Securities of any one or more or all of such series and that at any time there shall be only one Trustee in respect of the Securities of any one series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee in respect of the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee in respect of the Securities of any series shall have been so appointed by the Company or such Holders and accepted appointment in the manner hereinafter provided, within 60 days after the occurrence of the event as a result of which a successor Trustee may be appointed, then the Trustee may, or any Holder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee in respect of the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee in respect of the Securities of any series and each appointment of a successor Trustee in respect of the Securities of any series in the manner and to the extent set forth in Section 1.06 and, if
                                                         ------------
     applicable, 7.03(c)(2). Each notice shall include the name of the successor
                 ----------
     Trustee in respect of the Securities of such series and the address of its principal corporate trust office.

          SECTION 6.11.  Acceptance of Appointment by Successor.
                         --------------------------------------

          In case of the appointment hereunder of a successor Trustee in respect of all Securities, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties, of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          In case a successor Trustee is appointed in respect of the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee in respect of the Securities of any such series shall execute and deliver a supplemental indenture hereto which (1) shall contain such provisions as shall be deemed necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers and trusts of the retiring Trustee in respect of the Securities of that or those series to which the appointment of the successor Trustee relates, (2) to confirm that all the rights, powers and trusts of the retiring Trustee in respect of the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same Trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee in respect of the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder in respect of the Securities of that or those series for which the appointment of such successor Trustee relates.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 6.12.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
                         Business of Trustee.
                         -------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
--------
Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Securities of any series shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13.  Preferential Collection of Claims Against Company.
                         -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311(a) of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor), excluding any creditor relationships described in Section 311(b) of the Trust Indenture Act.
A Trustee who resigned or has been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                 ARTICLE SEVEN

           SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 7.01.  Company to Furnish Trustee Names and Addresses of
                         -------------------------------------------------
                         Securityholders.
                         ---------------

          The Company will furnish or cause to be furnished to the Trustee, in respect of each series of Securities:

          (a) semi-annually, not more than 15 days after each Regular Record Date in respect of the Securities of such series or, if there is no Regular Record Date relating to the Securities of such series, on each June 30 and December 31, a list in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company or any Paying Agent other than the Trustee as to the names and addresses of the Holders of Securities of such series as of such Regular Record Date or the preceding June 15 or December 15, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     provided, however, that so long as the Trustee is the Security Registrar in
     --------  -------
     respect of the Securities of such series, no such list shall be required to be furnished in respect of Holders of Registered Securities of such series.

          SECTION 7.02.  Preservation of Information; Communications to
                         ----------------------------------------------
                         Securityholders.
                         ---------------

          (a) The Trustee shall preserve, in respect of each series of Securities, in as current a form as is reasonably practicable, (i) the names and addresses of Holders of Securities of such series contained in the most recent list furnished to it as provided in Section 7.01, (ii) the
                                                         ------------
     names and addresses of Holders of Registered Securities of such series received by the Trustee in its capacity as Security Registrar or Paying Agent in respect thereof, if so acting and (iii) the names and addresses of Holders of Bearer Securities of such series received by the Trustee or filed with it within the two preceding years pursuant to Section
                                                              -------
     7.03(c)(2).
     ----------

          The Trustee may destroy any list furnished to it as provided in
     Section 7.01 upon receipt of a new list so furnished.
     -------------

          (b) If 3 or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish
                     ----------
     to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of such Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Subsection (a), or

               (ii) inform such applicants as to the approximate number of Holders of such Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Subsection (a), and as to the approximate cost of mailing to such
          --------------
          Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Subsection (a), a copy of the form of proxy or other
                     --------------
     communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of the Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee, nor any agent of either of them, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Subsection (b),
                                                               --------------
     regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection (b).
                                      --------------

          SECTION 7.03.  Reports by Trustee.
                         ------------------

          Within 60 days after May 15 in each year, commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders such reports concerning the Trustee and its actions under this Indenture in accordance with and to the extent required under Section 313 of the Trust Indenture Act.

          A copy of each such report in respect of the Securities of any series shall, at the time of such transmission to Holders of Securities of such series, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission and with the Company. The Company will notify the Trustee when the Securities of any series are listed on any stock exchange.

          SECTION 7.04.  Reports by Company.
                         ------------------

          The Company will

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders of Securities of any series, as provided in Section 7.03(c), within 30 days after the filing thereof with
                 ---------------
     the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of
                                                     --------------     ---
     this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 8.01.  Company May Consolidate, etc., Only on Certain Terms.
                         ----------------------------------------------------

          The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all Securities of all series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default in respect of the Securities of any series, and no event which, after notice or lapse of time, or both, would become an Event of Default in respect of the Securities of any series, shall have happened and be continuing;

          (3) with respect to Securities of any series that, in connection with their original issuance, were offered for sale outside the United States, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall have agreed, by an indenture supplemental hereto, to indemnify the individuals liable therefor for the amount of United States federal estate tax attributable to or paid in respect of any such Securities includable in the gross estate of an individual who is not a citizen or resident of the United States at the time of death; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such indenture supplemental hereto comply with the Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.02.  Successor Corporation Substituted.
                         ---------------------------------

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or
     ------------
into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer (other than a transfer by way of lease) the predecessor company shall be discharged from all obligations and covenants under this Indenture, the Securities and any Coupons and may be liquidated and dissolved.

          SECTION 8.03.  Securities to be Secured in Certain Events.
                         ------------------------------------------

          If, upon any merger or consolidation of the Company with or into any corporation, or upon the conveyance or transfer by the Company of its properties and assets substantially as an entirety in accordance with Section 8.01 hereof
                                                           ------------
to any Person, any of the property owned by the Company or a Restricted Subsidiary immediately prior thereto would thereupon become subject to any mortgage, the Company will, simultaneously with or prior to such consolidation, merger, conveyance or transfer, by an indenture supplemental hereto, make effective provision for the securing of principal of (and premium, if any, on) and interest, if any, on all Outstanding Securities of all series (equally and ratably with any other indebtedness then entitled thereto) by a prior lien upon such property.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 9.01.  Supplemental Indentures Without Consent of
                         ------------------------------------------
                         Securityholders.
                         ----------------

          Without the consent of the Holders of any Securities or Coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities of all series contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of such Securities and any Coupons appertaining thereto (and if such covenants are to be for the benefit of less than all the Securities, stating that such covenants are being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company, or

          (3) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture, in each case in such manner as shall not adversely affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

          (4) to secure payment of Outstanding Securities of any series equally and ratably with certain other liens as and to the extent required by this Indenture; or

          (5) to add any additional Events of Default with respect to any or all series of Securities (and, if any such additional Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

          (6) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely
                          --------
     affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

          (7) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only
     --------
     when there is no Security Outstanding of any series created prior to the execution of such indenture supplemental hereto which is entitled to the benefit of such provision; or

          (8) to add to such conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities as are herein set forth other conditions, limitations and restrictions thereafter to be observed; or

          (9) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with the Trust Indenture Act; or

          (10) to establish the forms or terms of Securities of any series and Coupons, if any, appertaining thereto as permitted by Sections 2.01 and
                                                           -------------
     3.01 or to amend such forms or terms (whether established by indenture
     ----
     supplemental hereto or pursuant to Board Resolution) in any manner which shall not adversely affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

          (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to Securities of one or more series or to add or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section
                                                                         -------
     6.11.
     ----

          SECTION 9.02.  Supplemental Indentures With Consent of
                         ---------------------------------------
                         Securityholders.
                         ---------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby (or such greater percentage in such principal amount as may be specified with respect to the Securities of such series pursuant to Section 3.01), by Act of
                                                     ------------
said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental
                             --------  -------
indenture shall, without consent of the Holder of each Outstanding Security of each series affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security of such series, or reduce the principal amount thereof or the rate of any interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of Maturity thereof pursuant to Section 5.02,
                                                                 ------------
     or change the coin or currency in which any Security of such series or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or impair the right of repayment, if any, of the Securities of such series at the option of the Holders thereof or the right to institute suit for the enforcement of any such repayment on or after the date such repayment is due and payable or impair the right of conversion, if any, of any Security of such series at the option of the Holder thereof or the right to institute suit for the enforcement of any such right of conversion, or relieve the obligation of the Company to redeem, repay or purchase any Security of such series pursuant to any sinking fund or analogous provisions or otherwise; or

          (2) reduce the percentage in principal amount of the Outstanding Securities of such series, the consent of whose Holders is required for any such indenture supplemental hereto or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3)  modify any of the provisions of this Section or Section 5.13,
                                                               ------------
     except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03.  Execution of Supplemental Indentures.
                         ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an
                ------------
Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04.  Effect of Supplemental Indentures.
                         ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the Holders of Securities of any series affected thereby theretofore or thereafter authenticated and delivered hereunder and of any Coupons appertaining thereto shall be bound thereby.

          SECTION 9.05.  Conformity with Trust Indenture Act.
                         -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

          SECTION 9.06.  Reference in Securities to Supplemental Indentures.
                         --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indentures. If the Company shall so determine, new Securities of any series and any Coupons appertaining thereto, so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and any Coupons appertaining thereto.

                                  ARTICLE TEN

                                   COVENANTS

          SECTION 10.01.  Payment of Principal, Premium and Interest.
                          ------------------------------------------

          The Company covenants and agrees for the benefit of any series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of
                             ------------
Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. Except as otherwise specified with respect to the Securities of a series as contemplated by Section 3.01, the interest, if any, due in respect of any
                ------------
Temporary Global Security or any Permanent Global Security shall be payable only upon presentation thereof to the Trustee for notation thereon of the payment of such interest.

          SECTION 10.02.  Maintenance of Office or Agency.
                          -------------------------------

          If the Securities of a series are issuable only as Registered Securities, the Company will maintain one or more offices or agencies in each Place of Payment for Securities of such series where the Securities of such series may be presented or surrendered for payment, where the Securities of such series may be surrendered for registration of transfer or exchange, where the Securities of each series, if convertible, may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Trustee is hereby initially appointed the Company's office or agency for each of said purposes with respect to each such series issued hereunder. If the Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in a Place of Payment for Securities of such series which is located in the United States, an office or agency where any Registered Securities of such series may be presented or surrendered for payment, where any Registered Securities of such series may be surrendered for registration of transfer, where any Registered Securities of such series, if convertible, may be surrendered for conversion, where Securities of such series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served and where Bearer Securities of such series and Coupons, if any, appertaining thereto may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for Securities of such series which is located outside the United States, an office or agency where Securities of such series and Coupons, if any, appertaining thereto may be presented and surrendered for payment and where Securities of such series, if convertible, may be surrendered for conversion; provided,
                                                                --------
however, that if and so long as the Securities of such series are listed on the
-------
Luxembourg Stock Exchange or any other stock exchange located outside the United States and the Luxembourg Stock Exchange or such other exchange shall so require, the Company will maintain a Paying Agent for the Securities of such series and an office or agency where Securities of such series, if convertible, may be surrendered for conversion in Luxembourg or any other required city located outside the United States, as the case may be; and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for the Securities of such series which is located outside the United States, an office or agency where any Registered Securities of such series may be surrendered for registration of transfer, where Securities of such series may be surrendered for exchange, where Securities of such series, if convertible, may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee for the Securities of such series of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations (to the extent permitted by law) and surrenders of Securities of such series and such notices and demands may be made or served at the principal corporate trust office of the Trustee, except that Bearer Securities of such series and the Coupons, if any, appertaining thereto may be presented and surrendered for payment, and Bearer Securities of such series, if convertible, may be surrendered for conversion at the place established for the purpose pursuant to Section 3.01, and the Company
                                                  ------------
hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

          No payment of principal (and premium, if any) or interest, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States, except as may be permitted by United States tax laws and regulations in effect at the time of such payment without detriment to the Company. Payments will not be made in respect of Bearer Securities or Coupons appertaining thereto pursuant to presentation to the Company or its designated Paying Agents within the United States. Notwithstanding the foregoing, (i) in the event that any payment in respect of a Bearer Security of any series or a Coupon appertaining thereto which is denominated and payable in Dollars may not be made at any office or agency maintained by the Company in respect of such series outside the United States for payment on such Bearer Security or Coupon because such payment would be illegal or effectively precluded by exchange controls or other similar restrictions, then the Company shall designate a paying agency in the United States from which such payment shall be made; and (ii) in the event that any payment in respect of a Bearer Security of any series or a Coupon appertaining thereto which is denominated or payable in a Foreign Currency may not be made at any office or agency maintained by the Company in respect of such series outside the United States for payment on such Bearer Security or Coupon because such payment would be illegal or effectively precluded by exchange controls or other similar restrictions, then such payment shall be made at any such office or agency in Dollars in an amount equal to the sum otherwise due in such Foreign Currency as converted into Dollars at the rate of exchange stated as the New York selling rate for such Foreign Currency into Dollars in The Wall Street
                                                            ---------------
Journal (Eastern Edition) for the Business Day preceding that on which such
-------
payment becomes due (or, if by reason of the temporary or permanent suspension of publication of such newspaper or of such information in such newspaper, such exchange rate is not given, then such rate of exchange as is stated for such Business Day in such comparable newspaper as the Trustee shall select), provided
                                                                        --------
that if such payment in Dollars pursuant to this clause (ii) may not be so made because such payment would be illegal or effectively precluded by exchange controls or other similar restrictions, then the Company shall designate a paying agency in the United States from which such payment shall be made in Dollars in an amount as aforesaid.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such office or agency.

          SECTION 10.03.  Money for Securities Payments to be Held in Trust.
                          -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent in respect of any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01) sufficient to pay the
                                      ------------
principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities of any series, it will, prior to each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, deposit with a Paying Agent for the Securities of such series a sum in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01 or as otherwise provided by Section 10.02)
                   ------------                             -------------
sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for the Securities of any series other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on the Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture in respect of the Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of such series, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, the Company and such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,
                                                          --------  -------
that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in an Authorized Newspaper or mail to each such Holder or both with respect to Securities of such series notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company.

          SECTION 10.04.  Statement as to Compliance.
                          --------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof is the calendar year), a written statement signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company and by the President, any Vice Chairman, any Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

          SECTION 10.05.  Restrictions on Borrowing by Restricted Subsidiaries.
                          ----------------------------------------------------

          The Company will not permit any Restricted Subsidiary to issue, assume, guarantee or incur any Funded Debt, except (i) Funded Debt owed to the Company or to a Restricted Subsidiary, or (ii) Funded Debt which is Secured Debt permitted by Section 10.06 without equally and ratably securing the Outstanding
             -------------
Securities of all series, or (iii) unsecured Funded Debt issued, assumed, guaranteed or incurred which represents an extension, renewal or refunding of Secured Debt permitted by the first paragraph of Section 10.06 to the extent of
                                                 -------------
the principal amount of the Secured Debt so extended, renewed or refunded, or
(iv) unsecured Funded Debt in an amount which, if it were Secured Debt, would be permitted by the second paragraph of Section 10.06 without equally and ratably
                                     -------------
securing the Outstanding Securities of all series, or (v) unsecured Funded Debt assumed by a Restricted Subsidiary in connection with its merger with, or acquisition of all or a substantial part of the assets and business of, any Person and which constitutes existing indebtedness or an existing guarantee of such Person, or (vi) unsecured Funded Debt of a Person existing at the time it becomes a Restricted Subsidiary, or (vii) Funded Debt created in connection with any industrial revenue bond, pollution control bond or similar financing arrangement between the Company or any Restricted Subsidiary and the United States, any- State thereof or any municipal government or other governmental body or agency or (viii) any extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any Funded Debt referred to in the foregoing clauses (i) through (vii).
                             -----------         -----

          SECTION 10.06.  Restrictions on Secured Debt.
                          ----------------------------

          The Company will not, and will not permit any Restricted Subsidiary to, issue, assume, guarantee or incur any Secured Debt, without effectively providing that the Outstanding Securities of all series (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created ranking equally with such Outstanding Securities, including guarantees of indebtedness of others) shall be secured equally and ratably with (or prior to) such

Secured Debt, so long as such Secured Debt shall be so secured, except that this Section shall not apply to Secured Debt secured by:

          (a) mortgages on property of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (b) mortgages on property of any Person which is merged with, or all or a substantial part of whose properties are acquired by, the Company or any Restricted Subsidiary; provided, however, that any such mortgage shall
                                --------  -------
     have existed prior to such merger or acquisition and shall not have applied to any property owned by the Company or any Restricted Subsidiary immediately prior to such merger or acquisition;

          (c) mortgages upon or with respect to any property acquired, constructed or improved by the Company or any Restricted Subsidiary after the date hereof which are created, incurred or assumed contemporaneously with, or within 90 days after, such acquisition, completion of construction or completion of improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or mortgages upon or with respect to any property existing at the time of acquisition thereof; provided, however, that any such mortgage shall not apply to any property theretofore owned by the Company or any Restricted Subsidiary other than any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (d) mortgages which secure indebtedness owing to the Company or to a Restricted Subsidiary;

          (e) the mortgage of any property of the Company or any Restricted Subsidiary in favor of the United States, or any State thereof, or any department, agency or instrumentality of either, to secure partial, progress, advance or other payments to the Company or any Restricted Subsidiary pursuant to the provisions of any contract or statute;

          (f) the mortgage of any property of the Company or any Restricted Subsidiary created, incurred or assumed in connection with any industrial revenue bond, pollution control bond or similar financing arrangement between the Company or any Restricted Subsidiary and the United States, any state thereof or any municipal government or other governmental body or agency; or

          (g) any extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage referred to in the foregoing clauses (a) through (f), or of any indebtedness secured
                      -----------         ---
     thereby; provided, however, that such extension, renewal or refunding
              --------  -------
     mortgage shall be limited to all or any part of the same property that secured the mortgage extended, renewed or refunded (plus improvements on such property).

          Notwithstanding the foregoing provisions of this Section 10.06, the Company and any one or more Restricted Subsidiaries may issue, assume, guarantee or incur Secured Debt, without equally and ratably securing the Outstanding Securities of all series, if after giving effect thereto, the sum of (i) the aggregate amount of all Secured Debt of the Company and its Restricted Subsidiaries (except Secured Debt pursuant to clauses (a) through (g) of the
                                              -----------         ---
first paragraph of this Section 10.06), (ii) the aggregate Value of sale and lease back transactions to which Section 10.07 applies and (iii) the aggregate
                                 -------------
amount of all unsecured outstanding Funded Debt of all Restricted Subsidiaries permitted under Section 10.05(iv) (or any extension, renewal or refunding
                -----------------
thereof), does not exceed 10% of Consolidated Net Tangible Assets.

          If the Company shall hereafter be required to secure the Outstanding Securities equally and ratably with (or prior to) any other indebtedness pursuant to this Section 10.06, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that such covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel such covenant has been complied with, that any instruments executed by the Company or any Restricted Subsidiary in the performance of such covenant comply with the requirements of such covenant and that all steps necessary to perfect such security have been taken, and (ii) the Trustee is hereby authorized to enter into such instruments and to take such action, if any, as it may deem advisable to enable it to enforce the rights of Holders of such Outstanding Securities so secured.

          SECTION 10.07.  Restrictions on Sale and Lease Back Transactions.
                          ------------------------------------------------

          The Company will not, and will not permit any Restricted Subsidiary to, sell or transfer (other than to the Company or to a Restricted Subsidiary) any property owned by the Company or any Restricted Subsidiary on the date hereof, which (as determined by Board Resolution) constitutes a major facility of the Company and its Restricted Subsidiaries, taken as a whole, with the intention of the Company or any Restricted Subsidiary taking back a lease of such property, except a lease for a temporary period (not exceeding five years) by the end of which it is intended that the use of such property by the lessee will be discontinued. Notwithstanding the foregoing, the Company or any Restricted Subsidiary may so sell any such property and lease it back if
(a) the Company promptly gives notice of such sale to the Trustee; (b) the net proceeds of such sale are at least equal to the fair value (as determined by Board Resolution) of such property; and (c) the Company shall, and in any such case the Company covenants that it will, within 120 days after such sale, apply, or cause such Restricted Subsidiary to apply, not less than an amount equal to the net proceeds of such sale to the retirement of outstanding Funded Debt of the Company and/or any Restricted Subsidiary (other than any thereof which is owed to the Company or any Restricted Subsidiary and other than any thereof which is subordinate in right of payment to the Outstanding Securities); provided, however, that the amount to be applied to the retirement of Funded
--------  -------
Debt of the Company or such Restricted Subsidiary shall be reduced by

          (i) the amount of Secured Debt which the Company or such Restricted Subsidiary could at that time issue, assume, guarantee or incur pursuant to the second paragraph of Section 10.06 without equally and ratably securing
                             -------------
     the Outstanding Securities of all series, and

          (ii) the principal amount of any debentures, notes or other instruments evidencing Funded Debt of the Company (which may include Securities of any series) or of a Restricted Subsidiary delivered within 120 days after such sale to the applicable trustee for retirement and cancellation, other than any debentures, notes or other instruments retired by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

          SECTION 10.08.  Restrictions on Transfers of Property.
                          -------------------------------------

          The Company will not itself, and will not permit any Restricted Subsidiary to, transfer or lease any assets which, in the opinion of the Board of Directors, constitute a major facility of the Company and its Restricted Subsidiaries, taken as a whole, to any Subsidiary which would be a Restricted Subsidiary except for clauses (i) through (viii) of the definition of Restricted
                      -----------         ------
Subsidiary contained in Section 1.01 and clause (x) of such definition insofar
                        ------------     ----------
as it relates to the said clauses (i) through (viii).
                          -----------         ------

          SECTION 10.09.  Assumption of Obligations in Connection with Mergers
                          ----------------------------------------------------
                          and Acquisitions.
                          ----------------

          Nothing herein shall prevent the Company or any Subsidiary, in connection with its merger with or acquisition of all or substantially all of the assets of any Person, from assuming all obligations and liabilities of such Person; provided, however, that no mortgage of such Person shall be so assumed
        --------  -------
if, as a result thereof, the property of the Company or any of its Restricted Subsidiaries immediately prior thereto would thereupon become subject to the lien of such mortgage, unless either the assumption by the Company or any Restricted Subsidiary of the obligations and liabilities secured by such mortgage would be permitted by the second paragraph of Section 10.06 without equally and ratably securing the Outstanding Securities
   -------------
of all series or simultaneously therewith or prior thereto effective provision shall be made for the securing of such Outstanding Securities by a prior lien on such property.

          SECTION 10.10.  Defeasance of Certain Obligations.
                          ---------------------------------

          If this Section 10.10 has been specified in accordance with Section
                                                                      -------
3.01 to be applicable to Securities of any series, the Company may omit to
----
comply with any term, provision or condition set forth in Sections 10.05, 10.06,
                                                          --------------  -----
10.07 and 10.08, and Section 5.01(c) with respect to Sections 10.05, 10.06,
-----     -----      ---------------                 --------------  -----
10.07 and 10.08 shall be deemed not to be an Event of Default, in each case with
-----     -----
respect to the Securities of that series, provided that the following conditions have been satisfied:

          (1) with reference to this Section 10.10, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) irrevocably (irrespective of whether the
                         ------------
     conditions in subparagraphs (2), (3), (4), (5) (if applicable) and (6) have
                   -----------------  ---  ---  ---                     ---
     been satisfied, but subject to the provisions of Section 4.02(c) and the
                                                      ---------------
     last paragraph of Section 10.03), as trust funds in trust, specifically
                       -------------
     pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series and the Coupons, if any, appertaining thereto, (A) money in an amount in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01), or (B) Government Obligations which through the payment
        ------------
     of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on such Outstanding Securities and Coupons on the Stated Maturity of such principal or installment of principal or interest, (ii) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and (iii) any repayment of the Securities of such series at the option of the Holder of any of such Securities on any date such repayment is due and payable;

          (2) such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in
     Section 6.08 and for purposes of the Trust Indenture Act with respect to
     ------------
     the Securities of any series;

          (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 5.01(d) or
                                                        ---------------
     Section 5.01(e) or event which with the giving of notice or lapse of time,
     ---------------
     or both, would become an Event of Default under Section 5.01(d) or Section
                                                     ---------------    -------
     5.01(e) shall have occurred and be continuing on the 91st day after such
     -------
     date;

          (5)  if this subparagraph has been specified in accordance with

     Section 3.01 to be applicable to the Securities of such series, the Company
     ------------
     has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series and the Coupons, if any, appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

          (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

          SECTION 10.11.  Additional Amounts.
                          ------------------

          If the Securities of a series provide for the payment of additional amounts as contemplated by clause (13) of Section 3.01, the Company will pay to
                           -----------    ------------
the Holder of any Security of such series or any Coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest, if any, on, or in respect of, any Security of any series or the payment of any Coupon appertaining thereto or the net proceeds received at maturity or on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to such series (or if the Securities of such series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (or premium, if any) or interest on the Securities of such series shall be made to Holders of Securities of such series or any Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

          As used in this Section, the term "United States Alien" means any
                                             -------------------
corporation, partnership, individual or fiduciary that, as to the United States, and for United States tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, (iii) a nonresident alien individual or
(iv) a nonresident alien fiduciary of a foreign estate or trust.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          SECTION 11.01.  Applicability of Article.
                          ------------------------

          Redemption of Securities of any series which are redeemable before their Stated Maturity at the election of the Company or otherwise, as permitted or required by their terms, shall be made in accordance with such terms and, except as otherwise specified as contemplated by Section 3.01 for the Securities
                                                 ------------
of such series, this Article.

          SECTION 11.02.  Election to Redeem; Notice to Trustee.
                          -------------------------------------

          In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of, if applicable, each portion of the Securities of such series having like terms and conditions to be redeemed, the principal amount of the Securities of such series or such portion thereof, as the case may be, to be redeemed and the principal amount thereof to be redeemed.

          SECTION 11.03.  Selection by Trustee of Securities to be Redeemed.
                          -------------------------------------------------

          If less than all the Securities of any series are to be redeemed, or if less than all the Securities of such series having like terms and conditions are to be redeemed, as the case may be, the particular Securities of such series or portion thereof, as the case may be, to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series or portion thereof, as the case may be, not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of such Securities of a denomination larger than the minimum authorized denomination of Securities of such series. The portions of the principal of such Securities so selected for partial redemption shall be equal to the smallest authorized denomination of such Securities, or an integral multiple thereof which is also an authorized denomination.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

          SECTION 11.04.  Notice of Redemption.
                          --------------------

          Notice of redemption shall be given in the manner provided in Section
                                                                        -------
1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to
----
each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities of such series to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date,

          (5) the place or places where such Securities, together in the case of Bearer Securities with all Coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, each of which shall be the office or agency of the Company in a Place of Payment, and

          (6)  that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

          SECTION 11.05.  Deposit of Redemption Price.
                          ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent in respect of the Securities of any series which are to be redeemed on that date (or, if the Company is acting as its own Paying Agent in respect of such

Securities, segregate and hold in trust as provided in Section 10.03) an amount
                                                       -------------
of money in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section 3.01) sufficient to pay the Redemption Price
                           ------------
of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on all the Securities which are to be redeemed on that date, or, in the event of a defeasance and discharge of this Indenture, or defeasance of certain covenants, with respect to such Securities pursuant to Section
                                                                  -------
4.03(1) or 10.10(1), as the case may be, shall have deposited such money or
-------    --------
Government Obligations required by such Section for purposes of the payment of the Redemption Price of such Securities.

          SECTION 11.06.  Securities Payable on Redemption Date.
                          -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities of any series so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or composite currency in which the Securities of such series are payable (except as otherwise specified with respect to the Securities of such series pursuant to Section
                                                                    -------
3.01), and from and after such date (unless the Company shall default in the
----
payment of the Redemption Price) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of such Securities for redemption in accordance with said notice together with all Coupons, if any, maturing after the Redemption Date, such Securities shall be paid by the Company at the Redemption Price; provided, however, that
                                             --------  -------
installments of any interest on Bearer Securities of such series the Stated Maturity of which interest is on or prior to the Redemption Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) only at an office or agency outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified with
                         -------------
respect to the Securities of such series pursuant to Section 3.01, only upon
                                                     ------------
presentation and surrender of Coupons for such interest; and provided, further,
                                                             --------  -------
that, unless otherwise specified with respect to the Securities of such series pursuant to Section 3.01, installments of any interest on Registered Securities
            ------------
of such series the Stated Maturity of which interest is on or prior to the Redemption Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Registered Securities or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.07.
------------

          If a Bearer Security of any series surrendered for redemption shall not be accompanied by all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Company if there is furnished to the Company and the Trustee such security or indemnity as they may require to save each of them and any agent of them harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent in respect of such series any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that
                                                     --------  -------
interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section
                                                                   -------
10.02) and, unless otherwise specified with respect to the Securities of such
-----
series pursuant to Section 3.01, only upon presentation and surrender of those
                   ------------
Coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security (or, in the case of an Original Issue Discount Security, such Security's Yield to Maturity).

          SECTION 11.07.  Securities Redeemed in Part.
                          ---------------------------

          Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Registered Security or Registered Securities of the same series, of any authorized denominations as requested by such Holder, of a like Stated Maturity and with like terms and conditions, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered. Any Permanent Global Security which is to be redeemed only in part shall be so surrendered, and the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Permanent Global Security, without service charge, a new Permanent Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Permanent Global Security so surrendered.

                                ARTICLE TWELVE

                                 SINKING FUNDS

          SECTION 12.01.  Applicability of Article.
                          ------------------------

          Redemption or retirement of Securities of any series through operation of a sinking fund, as permitted or required by their terms, shall be made in accordance with such terms and, except as otherwise specified as contemplated by
Section 3.01 for the Securities of such series, this Article.
------------

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking
                                                              -----------------
fund payment", and any payment in excess of such minimum amount provided for by
------------
the terms of Securities of any series is herein referred to as an "optional
                                                                   --------
sinking fund payment".  If provided for by the terms of Securities of any
--------------------
series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

          SECTION 12.02.  Satisfaction of Sinking Fund Payments with Securities.
                          -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured Coupons, if any, appertaining thereto, and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such
                                          --------  -------
Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 12.03.  Redemption of Securities for Sinking Fund.
                          -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities or such shorter period as shall be satisfactory to the Trustee, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for Securities of such series pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 12.02 and
                                                               -------------
the basis for such credit and stating that such Securities have not previously been so credited and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause
                                                     -------------
notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been
                                         -------------
duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.
                        --------------     -----

                               ARTICLE THIRTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

          SECTION 13.01.  Purposes for Which Meetings May Be Called.
                          -----------------------------------------

          If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          SECTION 13.02.  Call, Notice and Place of Meetings.
                          ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable in whole or in part as Bearer Securities for any purpose specified in Section 13.01, to be held at such time and at such
                         -------------
place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior
                   ------------
to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 13.01, by
                                                          -------------
written request setting forth in reasonable detail the action proposed to be taken at such meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a).
                              --------------

          SECTION 13.03.  Persons Entitled to Vote at Meetings.
                          ------------------------------------

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 13.04.  Quorum; Action.
                          --------------

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is
                                      --------  -------
to be taken at such meeting with respect to a consent or waiver which is required to be given by the Holders of not less than a greater percentage in such principal amount as shall have been specified with respect to the Securities of such series pursuant to Section 3.01, the Persons entitled to vote
                                      ------------
such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 13.05,
                                                                -------------
notice of the reconvening of any adjourned meeting shall be given as provided in
Section 13.02(a), except that such notice need be given only once not less than
----------------
five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Except as limited by the proviso to Section 9.02, any resolution
                                              ------------
presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.02, any
--------  -------                                            ------------
resolution with respect to any consent or waiver which is required to be given by the Holders of not less than a greater percentage in such principal amount as shall have been specified with respect to the Securities of such series pursuant to Section 3.01 may be adopted at a meeting or an adjourned meeting duly
   ------------
reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided, further, that, except as
                                           --------  -------
limited by the proviso to Section 9.02, any resolution with respect to any
                          ------------
request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons, if any, appertaining thereto, whether or not present or represented at the meeting.

          SECTION 13.05.  Determination of Voting Rights; Conduct and
                          -------------------------------------------
                          Adjournment of Meetings.
                          -----------------------

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section
                                                                     -------
1.04 and the appointment of any proxy shall be proved in the manner specified in
----
Section 1.04 or by having the signature of the person executing the proxy
------------
witnessed or
guaranteed by any trust company, bank or banker authorized by Section 1.04 to
                                                              ------------
certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.
                                                 ------------

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by holders of Securities as provided in Section 13.02(b), in
                                                       ----------------
which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or, in case the Securities of such series are denominated in a Foreign Currency, the equivalent thereof) of Securities of such series held or represented by him; provided,
                                                                  --------
however, that no vote shall be cast or counted at any meeting in respect of any
-------
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from
            -------------
time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

          SECTION 13.06.  Counting Votes and Recording Action of Meetings.
                          -----------------------------------------------

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall
            -------------                     -------------
be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                               ARTICLE FOURTEEN

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

          SECTION 14.01.  Exemption from Individual Liability.
                          -----------------------------------

          No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security of any series or any Coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Securities of any series or any Coupon appertaining thereto or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any such Securities or any Coupon appertaining thereto or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and Coupons.

                                ARTICLE FIFTEEN

                                  CONVERSION

          SECTION 15.01.  Conversion of Securities.
                          ------------------------

          (a) If the terms of any series of Securities provide for any Securities of such series to be convertible into shares of Common Stock issued by the Company as contemplated by Section 3.01, then, subject to and upon
                                  ------------
compliance with (i) the provisions of this Section 15.01, if and to the extent
                                           -------------
such provisions are specified as contemplated by Section 3.01 to be applicable
                                                 ------------
to the Securities of such series, and (ii) such other provisions, if any, as shall be so specified, the Holder of any Security or Securities of such series shall have the right, at such Holder's option, to convert the principal amount of such Security or Securities, or any portion of such principal amount which is $1,000 or such other minimum amount (in Dollars or a Foreign Currency) as may be specified with respect to the Securities of such series, or any integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the aggregate principal amount of the Security or Securities or portion thereof surrendered for conversion by the conversion price in effect at such time, by surrender of the Securities to be so converted in whole or in part in the manner provided in Subsection (b) below or as otherwise provided with respect to the
            ---------- ---
Securities of such series as contemplated by Section 3.01.  A Holder of
                                             ------------
Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted his Securities.

          (b) In order to exercise a conversion privilege, the Holder of any Security or Securities to be converted in whole or in part shall surrender such Security or Securities at an office or agency maintained by the Company for such purpose as provided in Section 10.02, together with, if such Securities are
                       ------- -----
Bearer Securities, all unmatured Coupons and any matured Coupons in default appertaining thereto or, if such Securities are Registered Securities, the funds, if any, required by the last paragraph of this Subsection (b), and with
                                                      --------------
the conversion notice thereon (or such other notice which is acceptable to the Company, the Trustee, any agent appointed by the Company as a conversion agent in respect of such Securities (each, a "Conversion Agent") and, if such
                                        ----------------
Securities are Registered Securities, the Security Registrar) duly executed, to the Company at the office or agency of any Conversion Agent maintained for such purpose as provided in Section 10.02 at which the Holder elects to convert such
                       -------------
Security or Securities or the portion thereof specified in said notice; provided, however, that any Bearer Securities may be surrendered for conversion
--------  -------
only at an office or agency of any Conversion Agent maintained by the Company pursuant to Section 10.02 which is
            -------------
outside of the United States, except that, if conversion thereof at each such office or agency outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions, such Bearer Securities may be surrendered for conversion at such an office or agency in The City of New York. Such notice shall be accompanied by such transfer taxes and duties, or funds therefor, as are required pursuant to Subsection (g) below. Convertible
                                            --------------
Registered Securities surrendered for conversion shall, unless the shares of Common Stock issuable on conversion are to be issued in the name of the Holder of such Registered Securities, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company, the Trustee and the applicable Security Registrar duly executed by, the Holder or his duly authorized attorney.

          As promptly as practicable after the surrender for conversion of any such Security or Securities as aforesaid and the receipt of such Coupons, if any, and notice as aforesaid (accompanied by the funds, if any, required by the penultimate paragraph of this Section), the Company shall deliver or cause to be delivered at such office or agency to or upon written order of the Holder thereof a certificate or certificates representing the number of full shares of Common Stock issuable upon the conversion of such Security or Securities or portion thereof issued in such name or names as such Holder may direct and a check or cash in respect of any fractional share of Common Stock arising upon such conversion, as provided in Subsection (c) below. In case any Security or
                                --------------
Securities of a denomination greater than the minimum amount for conversion referred to in Subsection (a) above shall be surrendered for conversion in part
               --------------
only, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of such Security or Securities so surrendered, without charge to such Holder, and at the expense of the Company, if any, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security or Securities.

          Each conversion of a convertible Security or Securities as aforesaid shall be deemed to have been effected at the close of business on the date such Security or Securities, Coupons, if any, and notices shall have been surrendered as aforesaid (accompanied by the funds, if any, required by the penultimate paragraph of this Section), and at such time the rights of the Holder of such Security or Securities as Holder of the principal amount thereof so surrendered for conversion shall cease and the person or persons in whose name or names the certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be treated for all purposes as having become the holder or holders of record of the shares represented thereby at such time and such conversion shall be at the conversion price in effect at such time; provided,
                                                                    --------
however, that any such surrender and payment on any date when the stock transfer
-------
books of the

Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day.

          If the conversion date in respect of any convertible Registered Securities or portion thereof is during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date, such Registered Securities shall (unless such Registered Securities or portion thereof being converted shall have been called for redemption on a date during such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest otherwise payable on such Interest Payment Date to the Holder thereof at the Close of business on the Regular Record Date for such Interest Payment Date with respect to the principal amount being converted; provided, however, that no such payment need
                                  --------  -------
be made if there shall exist at the time of conversion a default in the payment of interest on the Securities of such series. An amount equal to such payment shall be paid by the Company on such Interest Payment Date to the Holder of such Registered Securities at the close of business on such Regular Record Date; provided, however, that if the Company shall default in the payment of interest
--------  -------
on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided in this paragraph, no adjustment shall be made for any interest accrued on any Security or Securities converted or for dividends on any shares of Common Stock issued upon the conversion of such Security or Securities as provided in this Section 15.01.
                                                -------------

          If any Bearer Securities surrendered for conversion shall not be accompanied by all related Coupons maturing after the conversion date, such Securities may be converted only if there be furnished to the Company and the Conversion Agent such security or indemnity as may be required by them to indemnify and hold harmless each of them and any other agent of the Company and evidence to their satisfaction that such Coupons are missing and of the ownership thereof.

          (c) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of any convertible Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon the conversion of such Securities shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would, absent the provisions of this Subsection (c), be issuable upon the
                                           --------------
conversion of any Security or Securities, the Company shall, in lieu of delivering the fractional share therefor, adjust such fractional interest by payment to the Holder of such surrendered Security or Securities of an amount in cash equal to the current market value of such fractional interest, computed on the basis of the closing price of the Common Stock (determined as provided in paragraph (4) of Subsection (e) below) on the date of conversion.
-------------    --------------

          (d) The conversion price in respect of a series of convertible Securities shall be as specified with respect to the Securities of such series as contemplated by Section 3.01, subject to adjustment as provided in Subsection
                   ------------                                       ----------
15.01(e).
--------

          (e) The conversion price shall be adjusted from time to time by the Company as follows:

          (1) In case the Company shall (A) pay a dividend on the Common Stock, or make a distribution to all holders of the Common Stock of, shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Security or Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned or have been entitled to receive immediately following such action had such Security or Securities been converted immediately prior thereto. An adjustment made pursuant to this subparagraph (1) shall become effective
                                      ----------------
     retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subparagraph (1), the
                                                     ----------------
     Holder of any Security or Securities thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Company, the Company (whose determination shall be conclusive) shall determine the allocation of the conversion price between or among shares of such classes of capital stock.

          (2) In case the Company shall issue rights (other than rights under a periodic dividend reinvestment plan that are exercisable at a price per share of Common Stock of not less than 85% of the current market price per share (determined as provided in such plan) of Common Stock) or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subparagraph (4)
                                                                ----------------
     below) on the record date mentioned below, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants, and in the event that more than 10% of such rights or warrants are not so exercised, the conversion price shall again be adjusted to be the conversion price which would then be in effect if the rights or warrants so exercised had been the only rights or warrants offered.

          (3) In case the Company shall distribute to all holders of the Common Stock evidences of its indebtedness or assets (excluding any cash dividend paid from the surplus account of the Company (designated "Retained earnings" on the books of the Company)) or rights or warrants to subscribe for securities of the Company (excluding (y) those referred to in subparagraph (2) above and (z) rights under a periodic dividend or interest
     ----------------
     reinvestment plan that are exercisable at a price per share of Common Stock of not less than 85% of the current market price per share (determined as provided in such plan) of Common Stock), then in each such case the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (4) below) of Common Stock less the then fair market value (as
     ----------------
     determined by the Board of Directors, whose determination shall be conclusive) per share of Common Stock of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants, and of which the denominator shall be such current market price per share of Common Stock on the record date mentioned below. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution, and in the event that more than 10% of the rights or warrants so distributed are not so exercised, the conversion price shall again be adjusted to be the conversion price which would then be in effect if the rights or warrants so exercised had been the only rights or warrants so distributed.

          (4)  For the purpose of any computation under subparagraphs (2) and
                                                       -----------------
     (3) above, the current market price per share of Common Stock on any date
     ---
     shall be deemed to be the average of the daily closing prices for 30 consecutive Business Days in The City of New York commencing 45 such Business Days before the day in question; provided, however, that if an
                                               --------  -------
     issuance or distribution of the types described under subparagraphs (2) and
                                                                         ---
     (3) above is to be made, and no public announcement of such issuance or
     ---
     distribution is made by or on behalf of the Company more than 20 trading days (as defined below) before the day in question, the current market price per share of Common Stock on such date shall be deemed to be the average of the daily closing prices for the five consecutive trading days selected by the Company not more than 20 trading days before, and ending not later than, the day in question. The closing price for each day shall be the last reported sales price on the New York Stock Exchange Composite Tape, or, if not so reported, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not at such time listed on such Exchange or no such quotations are available, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system, or if the Common Stock is not listed on NASDAQ or a comparable system, the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If on any trading day the Common Stock is not quoted by any organization referred to in this subparagraph (4), the fair value of the Common Stock on such day, as
     ----------------
     determined by the Board of Directors (whose determination shall be conclusive), shall be used. For purposes of this subparagraph (4), the
                                                       ----------------
     term "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which securities are not traded on any such exchange or in any such market referred to in this subparagraph (4).
                                                        ----------------

          (5) In the case of either (A) any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a change in, from or to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock, or (B) any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then the successor or purchasing corporation, as the case may be, shall execute with the Trustee an indenture supplemental hereto providing that the Holder of each convertible Security or Securities then Outstanding shall have the right to convert such Security or Securities into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security or Securities immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments equivalent as nearly as practicable to the adjustments provided for in this
     Section 15.01 assuming, in the case of any consolidation, merger, sale or
     -------------
     conveyance, such holder of Common Stock of the Company (i) is not a person with or into which the Company consolidated or merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an affiliate of a constituent person and (ii)
          ----------- ------
     failed to exercise such holder's rights of election, if any, as to the kind or amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that if the kind or amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by others than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 15.01 the kind
       ------------------                                 -------------
     and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance with respect to each non-electing share shall be deemed to be the kind and amount so receivable per share with respect to a plurality of the non-electing shares). The provisions of this subparagraph (5) shall similarly
                                               ----------------
     apply to successive consolidations, mergers, sales or conveyances.

          (6) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
                 --------  -------
     subparagraph (6) are not required to be made shall be carried forward and
     ----------------
     taken into account in any subsequent adjustment; and provided, further,
                                                          --------  -------
     that adjustment shall be required and made in accordance with the provisions of this Section 15.01 (other than this subparagraph (6)) not
                        -------------                  ----------------
     later than the earlier of (A) three years after the date of the particular event involved, (B) the date as to which the aggregate adjustments not previously made would require a total increase or decrease of 1% in the conversion price and (C) such other time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock.

     All calculations under this Section 15.01 shall be made by the Company and
                                 -------------
     shall be made to the nearest cent (or, in the case of Securities of a series denominated in a Foreign Currency or Foreign Currencies, such other nearest currency unit as may be specified with respect to the Securities of such series as contemplated by Section 3.01) or to the nearest one-
                                    ------------
     hundredth of a share, as the case may be.  Anything in this Section 15.01
                                                                 -------------
     to the contrary notwithstanding, (i) the Company shall be permitted to make such adjustments in the conversion price, in addition to those required by this Section 15.01, as it in its discretion shall consider to be advisable
          -------------
     in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable to the holders of the Common Stock and (ii) the Company may at any time decrease the conversion price by any amount.

          (7) Whenever the conversion price with respect to any convertible Securities is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the conversion price after such adjustment, a brief statement of the facts requiring such adjustment and, in the event the conversion price is adjusted other than pursuant to clause
                                                                          ------
     (ii) of the last sentence of subparagraph (6) above, the method of
     ----                         ----------------
     calculation thereof. In lieu of delivering such Officers' Certificate, the Company may deliver to the Trustee and any Conversion Agent, a certificate of any firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the conversion price and the method of calculation thereof. Any such Officers' Certificate or certificate of any firm of independent public accountants shall be evidence of the correctness of any adjustment of the conversion price made pursuant to this Subsection (e). Neither the Trustee nor any
                                 --------------
     Conversion Agent shall bear any responsibility with respect to any such Officers' Certificate or certificate. Promptly after delivery of such certificate, the Company shall, if any of such Securities are Bearer Securities, cause a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price to be published at least once in an Authorized Newspaper and, if any of such Securities are Registered Securities, to be mailed to each Holder at such Holder's address as it appears on the Security Register; provided, however, that if it shall
                                             --------  -------
     be impractical to make publication of such notice as provided herein, then such publication or other notice in lieu thereof as shall be made to the Trustee shall constitute sufficient publication of such notice; and provided, further, that if within ten days after the publishing and mailing
     --------  -------
     of such a notice an event occurs which would require the publishing and mailing of an additional

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

     notice, such additional notice shall be published and mailed as aforesaid promptly but in no event earlier than the tenth day after the publishing and mailing of the immediately prior notice.

          (8)    In any case in which this Subsection (e) shall require that an
                                         --------------
     adjustment be made retroactively immediately following a record date, the Company may elect to defer (but only until five Business Days following the filing of the Officers' Certificate as provided in subparagraph (7) above)
                                                        ----------------
     (y) issuing to the holder of any share of Common Stock obtained upon conversion of Securities after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the conversion price prior to adjustment and (z) paying to such Holder any amount in cash in lieu of any fraction pursuant to Subsection (c).
     --------------

          (f) In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, execute with the Trustee an indenture supplemental hereto providing that the Holder of each convertible Security or Securities then Outstanding shall thereafter have the right to convert such Security or Securities pursuant to Subsection (e)(5) above subject to adjustment for events after the grant
-----------------
subsequent to the effective date thereof equivalent as nearly as practicable to the adjustment provided for in Subsection (f) above. The provisions of this
                               --------------
Subsection (f) shall similarly apply to successive consolidations, mergers,
--------------
sales or transfers.

          (g) The issuance of certificates for shares of Common Stock on conversion of Securities pursuant hereto shall be made at the expense of the Company and without charge to the Holder converting a Security or Securities for any stamp or other similar tax or duty in respect of the issue thereof; provided, however, that if any such certificate is to be issued in a name other
--------  -------
than that of the Holder of the Security or Securities to be converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax or duty which may be payable in respect of any transfer involved in such issuance or delivery or shall establish to the satisfaction of the Company that such tax or duty has been paid. Certificates representing shares of Common Stock will not be issued or delivered unless all taxes and duties, if any, payable by such Holder have been paid.

          (h) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of Securities, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding Securities; provided, however, that nothing contained herein shall
                        --------  -------
be construed to preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are held in the treasury of the Company. For the purposes of this Subsection (h), the full number of shares of Common Stock issuable upon the
--------------
conversion of all outstanding Securities shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding Securities were held by a single holder. Unless otherwise provided with respect to the convertible Securities of any series as provided in Section 3.01, the Company
                                                    ------------
covenants that if any shares of Common Stock required to be reserved for issuance upon conversions of such Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be issued upon such conversions, the Company will cause such shares to be duly registered or approved, as the case may be. Unless otherwise provided with respect to the convertible Securities of any series as provided in
Section 3.01, the Company will endeavor to list the shares of Common Stock
------------
required to be delivered upon conversion of such Securities hereunder prior to such delivery on the New York Stock Exchange and any other securities exchange on which the outstanding Common Stock is listed at the time of such delivery. Before taking any action which would cause an adjustment reducing the then conversion price of any convertible Securities below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted conversion price. The Company covenants that all authorized but unissued shares of Common Stock which may at any time be reserved pursuant to this Subsection (h) for issuance
                                                   --------------
upon conversions of any convertible Securities will be free from preemptive rights and duly and validly authorized for issuance upon such conversions and that all shares of Common Stock which may at any time be issued upon conversions of such Securities in accordance with the terms hereof and thereof will upon such issuance, be free from preemptive rights, duly and validly authorized and issued, fully paid and nonassessable.

          (i) Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of convertible Securities to determine whether any facts exist which may require any adjustment of the conversion price thereof, or with respect to the nature or extent of any such adjustment when made or with respect to the method employed, herein provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash) which may at any time be issued or delivered upon the conversion of any such Security or Securities; and neither the Trustee nor any Conversion Agent makes any representations with respect thereto. Subject to
Section 6.01, neither the Trustee nor any Conversion Agent shall be responsible
------------
for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any convertible Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 15.01.
                              -------------

          (j)  In case:

          (1) the Company shall take any action which would require an adjustment in the conversion price with respect to any convertible Securities of a series pursuant to Subsection (e) above; or
                                        --------------

          (2) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or any other rights or warrants and notice thereof shall be given to holders of Common Stock; or

          (3) there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in, from or to par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

          (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and any Conversion Agent and, with respect to Registered Securities of such series, to be mailed to each Holder and, with respect to Bearer Securities of such series, published as provided in Subsection (e)(7), at least 10 days prior to the applicable date
            -----------------
hereinafter specified, a notice setting forth (x) the date on which a record is to be taken for the purpose of any distribution or grant to holders of Common Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or grant are to be determined or (y) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the proceedings described in paragraphs (1) through (4) of this Subsection (j).
                                        ---         ---         --------------

          (k)  Notwithstanding anything else in this Section 15.01, any funds
                                                     -------------
which at any time shall have been deposited by the Company or on its behalf with any Paying Agent for the purpose of paying interest on or the redemption or repayment price of any convertible Securities and which shall not be required for such purposes because of the conversion of such Securities, upon delivery to such Paying Agent of evidence satisfactory to it of such conversion, after such conversion, shall be repaid to the Company by such Paying Agent.

          (1) All Securities surrendered for conversion shall, if applicable, be delivered to the Trustee for cancellation and shall be cancelled and destroyed by the Trustee as provided in Section 3.09.
                                        ------------

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                   FORTUNE BRANDS, INC.

                                   By: _______________________________
                                        Name:
                                        Title:

Attest:



                                   THE CHASE MANHATTAN BANK,
                                    Trustee

                                   By: ________________________________
                                       Name:
                                       Title:

Attest: